                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================

                          SALE AND SERVICING AGREEMENT

                                      among

                        WFS FINANCIAL 2003-3 OWNER TRUST,
                                   as Issuer,

                         WFS RECEIVABLES CORPORATION 2,
                                   as Seller,

                                    WESTCORP
                                 as Indemnifier,

                                       and

                               WFS FINANCIAL INC,
                               as Master Servicer

                           Dated as of August 1, 2003

================================================================================

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
                                   ARTICLE ONE

                                   DEFINITIONS

Section 1.01.  Definitions................................................................................      1
Section 1.02.  Usage of Terms.............................................................................     23
Section 1.03.  Calculations...............................................................................     23

                                   ARTICLE TWO

                             CONVEYANCE OF CONTRACTS

Section 2.01.  Conveyance of Contracts....................................................................     24
Section 2.02.  Added Contracts............................................................................     24

                                  ARTICLE THREE

                                  THE CONTRACTS

Section 3.01.  Representations and Warranties of the Seller...............................................     26
Section 3.02.  Purchase of Certain Contracts..............................................................     32
Section 3.03.  Custody of Contract Files..................................................................     33
Section 3.04.  Duties of Master Servicer as Custodian.....................................................     33
Section 3.05.  Instructions; Authority to Act.............................................................     35
Section 3.06.  Indemnification............................................................................     35
Section 3.07.  Effective Period and Termination...........................................................     35
Section 3.08.  Nonpetition Covenant.......................................................................     36
Section 3.09.  Collecting Title Documents Not Delivered at the Closing Date...............................     36

                                  ARTICLE FOUR

                    ADMINISTRATION AND SERVICING OF CONTRACTS

Section 4.01.  Duties of Master Servicer..................................................................     37
Section 4.02.  Collection of Contract Payments............................................................     41
Section 4.03.  Realization upon Defaulted Contracts and Liquidated Contracts..............................     41
Section 4.04.  Insurance..................................................................................     42
Section 4.05.  Maintenance of Security Interests in Financed Vehicles.....................................     42
Section 4.06.  Covenants, Representations and Warranties of the Master Servicer and Westcorp..............     42
Section 4.07.  Repurchase of Contracts upon Breach of Covenant............................................     45
Section 4.08.  Servicing Compensation.....................................................................     45
Section 4.09.  Reporting by the Master Servicer...........................................................     46

                                                                                                              Page
                                                                                                              ----
Section 4.10.  Annual Statement as to Compliance..........................................................     48
Section 4.11.  Annual Independent Certified Public Accountants' Report....................................     48
Section 4.12.  Access to Certain Documentation and Information Regarding Contracts........................     49
Section 4.13.  Fidelity Bond..............................................................................     49
Section 4.14.  Indemnification; Third Party Claims........................................................     49
Section 4.15.  Maintenance of the Interest Rate Swap Agreement............................................     49

                                  ARTICLE FIVE

          DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS TO SECURITYHOLDERS

Section 5.01.  Establishment of Trust Accounts............................................................     51
Section 5.02.  Collections; Realization Upon Note Policy; Net Deposits....................................     53
Section 5.03.  Application of Collections.................................................................     54
Section 5.04.  Advances and Nonrecoverable Advances; Repurchase Amounts...................................     54
Section 5.05.  Distributions..............................................................................     55
Section 5.06.  Spread Account.............................................................................     57
Section 5.07.  Statements to Securityholders..............................................................     57
Section 5.08.  Calculation of the Class A-3B Rate.........................................................     58

                                   ARTICLE SIX

                                   THE SELLER

Section 6.01.  Corporate Existence........................................................................     59
Section 6.02.  Liability of Seller; Indemnities...........................................................     59
Section 6.03.  Merger or Consolidation of, or Assumption of the Obligations of, the Seller;
               Certain Limitations........................................................................     60
Section 6.04.  Limitation on Liability of Seller and Others...............................................     61
Section 6.05.  Seller Not to Resign.......................................................................     62
Section 6.06.  Seller May Own Securities..................................................................     62

                                  ARTICLE SEVEN

                        THE MASTER SERVICER AND WESTCORP

Section 7.01.  Liability of Master Servicer and Westcorp; Indemnities.....................................     63
Section 7.02.  Corporate Existence; Status as Westcorp and Master Servicer; Merger........................     64
Section 7.03.  Performance of Obligations.................................................................     64
Section 7.04.  Not to Resign; Assignment..................................................................     64
Section 7.05.  Limitation on Liability of Master Servicer, Westcorp and Others............................     65

                                                                                                              Page
                                                                                                              ----
                                  ARTICLE EIGHT

                                     DEFAULT

Section 8.01.  Servicer Default...........................................................................     67
Section 8.02.  Indenture Trustee to Act; Appointment of Successor.........................................     68
Section 8.03.  Repayment of Advances......................................................................     69
Section 8.04.  Notification to Noteholders and Certificateholders.........................................     69
Section 8.05.  Waiver of Past Defaults....................................................................     69
Section 8.06.  Insurer Direction of Insolvency Proceedings................................................     70

                                  ARTICLE NINE

                                   TERMINATION

Section 9.01.  Optional Purchase of All Contracts.........................................................     71
Section 9.02.  Transfer to the Insurer....................................................................     72

                                   ARTICLE TEN

                                  MISCELLANEOUS

Section 10.01.  Amendment.................................................................................     73
Section 10.02.  Protection of Title to Trust..............................................................     74
Section 10.03.  Governing Law.............................................................................     76
Section 10.04.  Notices...................................................................................     76
Section 10.05.  Severability of Provisions................................................................     77
Section 10.06.  Assignment................................................................................     77
Section 10.07.  Third Party Beneficiaries.................................................................     78
Section 10.08.  Insurer Default or Insolvency.............................................................     78
Section 10.09.  Counterparts..............................................................................     78
Section 10.10.  Headings..................................................................................     78
Section 10.11.  Assignment by Issuer......................................................................     78
Section 10.12.  Limitation of Liability of Owner Trustee..................................................     78
Section 10.13.  Effect of Policy Expiration Date..........................................................     78
Section 10.14.  Limitation on Recourse Against WFSRC2.....................................................     79
Section 10.15.  Replacement Interest Rate Swap Agreement..................................................     79

                                                                                                              Page
                                                                                                              ----
                                    SCHEDULES

Schedule A         Schedule of Contracts..................................................................    SA-1
Schedule B         Location of Contract Files.............................................................    SB-1
Schedule C         Net Charge-Off Percentage Triggers.....................................................    SC-1

                                    EXHIBITS

Exhibit A          Form of Insurance Agreement............................................................     A-1
Exhibit B          Form of Note Policy....................................................................     B-1
Exhibit C          Form of RIC............................................................................     C-1
Exhibit D          Form of Distribution Date Statement....................................................     D-1

         This SALE AND SERVICING AGREEMENT, dated as of August 1, 2003, is among WFS Financial 2003-3 Owner Trust, as issuer (the "Issuer"), WFS Receivables Corporation 2, as seller (the "Seller"), Westcorp, as indemnifier, and WFS Financial Inc ("WFS"), as master servicer (the "Master Servicer").

         WHEREAS, the Issuer desires to purchase from the Seller a portfolio of receivables arising in connection with automobile retail installment sales contracts and installment loans (collectively, the "Contracts") primarily originated by motor vehicle dealers and purchased by WFS, which Contracts were subsequently sold by WFS to the Seller;

         WHEREAS, the Seller is willing to sell the Contracts to the Issuer pursuant to the terms hereof;

         WHEREAS, the Master Servicer is willing to service the Contracts pursuant to the terms hereof; and

         WHEREAS, Westcorp is willing to provide certain indemnities pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

         Section 1.01. Definitions.

         (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture.

         "Added Contract" shall have the meaning specified in Section 2.02.

         "Administration Agreement" means the administration agreement, dated as of August 1, 2003, among the Trust, the Depositor, the Indenture Trustee and the Administrator, as the same may be amended or supplemented from time to time.

         "Administrator" shall have the meaning specified in the Administration Agreement.

         "Advance" means the aggregate amount, as of a Master Servicer Report Date, that the Master Servicer is required to advance in respect of the Contracts pursuant to Section 5.04(a).

         "Advanced Insurance Premiums" mean any amounts due to the Master Servicer for amounts advanced by the Master Servicer to acquire an LDI Policy as to a Financed Vehicle. Advanced Insurance Premiums shall not be a part of Monthly P&I and shall be reimbursed to the Master Servicer as set forth in Sections 4.01 and 5.03.

         "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

         "Aggregate Net Liquidation Losses" means, with respect to any Due Period, the aggregate of the amounts by which (i) the principal amount of each Contract that became a Liquidated Contract pursuant to clause (ii) or (iv) of the definition of the term "Liquidated Contract" during such Due Period plus accrued and unpaid interest thereon (adjusted to the Net Contract Rate) to the last Due Date in such Due Period exceeds (ii) the Net Liquidation Proceeds for such Contract.

         "Aggregate Principal Balance" means, with respect to any date and the Outstanding Contracts, the aggregate of the Principal Balances of such Contracts as of such date.

         "Aggregate Repurchase Amount" means, with respect to the purchase of Contracts pursuant to Section 9.01(a), an amount equal to the sum of the amounts described in clauses (i) through (vi) of Section 9.01(e).

         "Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

         "APR" of a Contract means annual percentage rate and is the annual rate of finance charges specified in such Contract.

         "Assignments" means (i) the original instrument of assignment of a Contract and all other documents securing such Contract made by the Seller to the Issuer (or in the case of any Contract acquired by the Seller from another Person, from such other Person to the Seller and from the Seller to the Issuer), and (ii) the original instrument granting a security interest in such Contract and other documents made by the Issuer to the Insurer, which, in the case of clause (i) above, is in a form sufficient under the laws of the jurisdiction under which the security interest in the related Financed Vehicle arises to permit the assignee to exercise all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the Obligee under such Contract and such other documents and, in the case of clause (ii) above, is in a form sufficient under the laws of the jurisdiction under which the security interest in the related Financed Vehicle arises to permit the Insurer, as a secured party, to exercise, upon default, all rights granted by the Obligor under such Contract and such other documents and all rights available under applicable law to the Obligee under such Contract and which, in the case of either clause (i) or (ii) above, may, to the extent permitted by the laws of such jurisdiction, be a blanket instrument of assignment covering other Contracts as well and which may also, to the extent permitted by the laws of the jurisdiction governing such Contract, be an instrument of assignment running directly from the related Seller to the Issuer and the Insurer.

         "Bank" means Western Financial Bank, and its successors.

         "Bankruptcy Code" has the meaning specified in the Trust Agreement.

         "Basic Documents" shall have the meaning specified in the Indenture.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in Los Angeles, California, Newark, Delaware or New York, New York are authorized or obligated by law, executive order or government decree to remain closed.

         "Calculation Day" means the last day of each calendar month.

         "Certificate Distributable Amount" means the aggregate amount of the Excess Spread Amount distributed to Certificateholders pursuant to Section 5.06(b).

         "Certificate Distribution Account" shall have the meaning specified in the Trust Agreement.

         "Certificate Percentage Interest" means, with respect to a Certificate, the percentage specified on such Certificate as the Certificate Percentage Interest, which percentage represents the beneficial interest of such Certificate in the Issuer. The initial Certificate Percentage Interest held by the Seller shall be 100%.

         "Certificate Register" shall have the meaning specified in the Trust Agreement.

         "Certificate Registrar" shall have the meaning specified in the Trust Agreement.

         "Certificateholders" shall have the meaning specified in the Trust Agreement.

         "Certificates" means the Trust Certificates (as such term is defined in the Trust Agreement).

         "Chapter 13 Bankruptcy Proceeding" means a bankruptcy proceeding under Chapter 13 of Title 11 of the United States Code, as amended.

         "Chapter 13 Contract" means a Contract with respect to which the related Obligor is subject to a Chapter 13 Bankruptcy Proceeding and is in compliance with a Chapter 13 Plan of Reorganization.

         "Chapter 13 Plan of Reorganization" means a plan of reorganization (as such plan may be modified with court approval) that has been approved by a court with jurisdiction over an Obligor under a Contract in a Chapter 13 Bankruptcy Proceeding.

         "Class" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "Class A-1 Final Scheduled Distribution Date" means the August 2004 Distribution Date.

         "Class A-1 Rate" means 1.12875% per annum.

         "Class A-2 Final Scheduled Distribution Date" means the May 2006 Distribution Date.

         "Class A-2 Rate" means 1.58% per annum.

         "Class A-3 Final Scheduled Distribution Date" means the May 2008 Distribution Date.

         "Class A-3A Rate" means 2.29% per annum.

         "Class A-3B Rate" means the lesser of (i) the sum of (a) the LIBOR Rate and (b) 0.13% per annum and (ii) the maximum rate permitted by applicable law.

         "Class A-4 Final Scheduled Distribution Date" means the May 2011 Distribution Date.

         "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "Class A-4 Rate" means 3.25% per annum.

         "Class Balance" means, with respect to any Class of Notes as of any Distribution Date, the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution
Date).

         "Closing Date" means August 28, 2003.

         "Collateral Agent" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Insurer under the Insurance Agreement, and each successor thereto.

         "Collection Account" means the account established and maintained as such pursuant to Section 5.01.

         "Commercial Paper" means commercial paper given the highest rating by each Rating Agency at the time of such investment; provided that the issuer of such commercial paper must have a long-term unsecured debt rating of at least "Aaa" from Moody's and "AAA" from Standard & Poor's or have a short-term unsecured debt rating of at least "Prime-1" from Moody's and "A-1+" (without an "r" suffix and with a fixed dollar amount of principal due at maturity that cannot vary) from Standard & Poor's.

         "Contract" means each retail installment sales contract and security agreement or installment loan agreement and security agreement, in each case transferred by the Seller to the Issuer hereunder, which has been executed by an Obligor and pursuant to which such Obligor purchased, financed or pledged the Financed Vehicle described therein, agreed to pay the deferred purchase price (i.e., the purchase price net of any down payment) or amount borrowed, together with interest, as therein provided in connection with such purchase or loan, granted a security interest in such Financed Vehicle, and undertook to perform certain other obligations as specified in such Contract and which has been conveyed to the Issuer pursuant to this Agreement.

         "Contract Documents" means, with respect to each Contract, (i) the Contract; (ii) either the original Title Document for the related Financed Vehicle or a duplicate copy thereof issued or certified by the Registrar of Titles which issued the original thereof, together with evidence of perfection of the security interest in the related Financed Vehicle granted by such Contract, as determined by the Master Servicer to be permitted or required to perfect such security interest under the laws of the applicable jurisdiction (or, in the case of a Contract listed on the Schedule of Contracts, written evidence from the Dealer selling such Financed Vehicle that the Title Document for such Financed Vehicle showing the Seller as first lienholder has been applied for); (iii) the related Assignments; (iv) any agreement(s) modifying the Contract (including, without limitation, any extension agreement(s)); and (v) documents evidencing the existence of physical damage insurance covering such Financed Vehicle.

         "Contract Files" means the Contract Documents and all other papers and computerized records customarily kept by the Master Servicer and all Subservicers, as the case may be, in servicing contracts and loans comparable to the Contracts.

         "Contract Number" means, with respect to any Contract included in the Trust, the number assigned to such Contract by the Master Servicer, which number is set forth in the related Schedule of Contracts.

         "Contract Rate" means, with respect to a Contract, the interest rate borne by such Contract.

         "Contracts" means the Contracts sold to the Issuer by the Seller.

         "Corporate Trust Office" means the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 60 Wall Street, 26th Floor, MS NYC60-2606, New York, New York 10005,
Attention: Corporate Trust & Agency Services - Structured Finance Services; or at such other address as the Indenture Trustee may designate from time to time by notice to the Certificateholders, the Insurer, the Master Servicer and the Seller.

         "Cut-Off Date" means August 27, 2003.

         "Cut-Off Date Aggregate Principal Balance" means $1,650,000,000, the Aggregate Principal Balance as of the Cut-Off Date.

         "Dealer" means the seller of a Financed Vehicle, which seller originated and assigned the related Contract, including the Bank.

         "Defaulted Contract" means, with respect to any Due Period, a Contract
(i) which is, at the end of such Due Period, delinquent in the amount of at least two monthly payments or (ii) with respect to which the related Financed Vehicle has been repossessed or repossession efforts have been commenced.

         "Deficiency Notice" means, with respect to any Distribution Date, the notice delivered pursuant to Section 5.02(b) by the Master Servicer to the Indenture Trustee, with a copy to the Insurer and the Owner Trustee.

         "Definitive Notes" shall have the meaning specified in the Indenture.

         "Delinquency Percentage" means, with respect to any three calendar month period, the average of the percentages of delinquent Contracts for each month in such period. For each month the percentage of delinquent Contracts shall be the percentage equivalent of a fraction, the numerator of which is the sum of (i) the aggregate Principal Balance of all Outstanding Delinquent Contracts (after taking into account permitted extensions), plus (ii) the aggregate Principal Balance of all Contracts in respect of which the related Financed Vehicles have been repossessed but have not been liquidated (to the extent the related Contract is not otherwise reflected in clause (i) above), and the denominator of which is the aggregate Principal Balance of all outstanding Contracts, in each case, on the last day of such calendar month.

         "Delinquent Contract" means any Contract that is 60 days or more delinquent.

         "Delivery" means, when used with respect to Trust Account Property:

                  (i) with respect to certificated securities, bankers' acceptances, commercial paper, negotiable certificates of deposit and any other obligations which evidence a right to the payment of money and is not itself a security agreement or lease and is of a type which is in ordinary course of business transferred by delivery with necessary endorsement or assignment (collectively, "Physical Property"): (A) the Indenture Trustee or the Owner Trustee, as the case may be, or its Financial Intermediary acquires possession of the Physical Property, and evidence that any such Physical Property that is in registerable form has been registered in the name of the Trustee, its Financial Intermediary, its custodian or its nominee; (B) the Financial Intermediary, not a clearing corporation, sends the Indenture Trustee or the Owner Trustee, as the case may be, confirmation of the transfer and also by book entry or otherwise identifies as belonging to the Indenture Trustee or the Owner Trustee, as the case may be, the Physical Property in the Financial Intermediary's possession; or (C) with respect to a clearing corporation, appropriate entries to the account of the Indenture Trustee or the Owner Trustee, as the case may be, or a Person designated by him or her and, if certificated, it is both, in the custody of the clearing corporation or another clearing corporation, a custodian bank or a nominee of any of them and, in bearer form or endorsed in blank by the appropriate person or registered in the name of the clearing corporation, custodian bank, or a nominee of any of them;

                  (ii) with respect to any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: (A) book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by the Indenture Trustee or the Owner Trustee, as the case may be, of a deposit advice or other written confirmation of such book-entry registration; (B) the making by any such custodian of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or the Owner Trustee, as the case may be, and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or the Owner Trustee, as the case may be, and the making by the Indenture Trustee or the Owner Trustee, as the case may be, of entries in its books and records establishing that it holds such Trust Account Property solely as trustee pursuant to Section 5.01; and
         (C) such additional or alternative procedures as may hereafter become necessary to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or the Owner Trustee, as the case may be, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (iii) with respect to any Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (ii) above, registration of the transfer to, and ownership of such Trust Account Property by, the Indenture Trustee or the Owner Trustee, as the case may be, its custodian or its nominee by the issuer of such Trust Account Property.

         "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement, and its successors.

         "Distribution Date" means each February 20, May 20, August 20 and November 20 or, if any such date shall not be a Business Day, the next succeeding Business Day, commencing November 20, 2003.

         "Distribution Date Statement" shall have the meaning specified in
Section 4.09(a).

         "Due Date" means, as to any Contract, the date upon which an installment of Monthly P&I is due.

         "Due Period" means, with respect to any Distribution Date, the period commencing on the first day of the third month preceding the month in which such Distribution Date occurs (or from the Cut-Off Date in the case of the first Distribution Date) to the last day of the month immediately preceding the month in which such Distribution Date occurs.

         "Eligible Account" means (i) a segregated trust account in the corporate trust department that is maintained with a federal depository institution or trust company, commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+," from Moody's equal to "Prime-1" and from Fitch equal to "F1+," which account is fully insured up to applicable limits by the FDIC or (ii) a general ledger account or deposit account (A) with an entity whose long-term unsecured debt obligations are rated "Aa2" by Moody's and "AAA" by each of Standard & Poor's and Fitch or the commercial paper or other short-term debt obligations of which have credit ratings from Standard & Poor's at least equal to "A-1+," from Moody's equal to "Prime-1" and from Fitch equal to "F1+" or (B) that otherwise will not result in the qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes (without giving effect to the guaranty under the Note Policy of payments owing to the Noteholders). If any Eligible Account falls below the ratings specified in (i) or (ii) above, all monies in such Eligible Account will be moved within 15 days to an account meeting the requirements of an Eligible Account.

         "Eligible Investments" means any one or more of the following obligations or securities, all of which shall be denominated in United States dollars:

                  (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the

         United States; general obligations of or obligations guaranteed as to timely payment of principal and interest by FNMA or FHLMC;

                  (ii) demand and time deposits in, certificates of deposit of, banker's acceptances issued by, or federal funds sold by any depository institution or trust company (including the Indenture Trustee or the Owner Trustee) incorporated under the laws of the United States or any state and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment either the long-term, unsecured debt obligations of such depository institution or trust company have credit ratings from Moody's at least equal to "Aa2" and shall have commercial paper or other short-term debt obligations rated at least "A-1+" (without an "r" suffix and with a fixed dollar amount of principal due at maturity that cannot vary) by Standard & Poor's, "Prime-1" by Moody's and "F1+" by Fitch;

                  (iii)    Commercial Paper;

                  (iv)     Proprietary Funds;

                  (v) the RIC, provided that (A)(1) it is guaranteed by an entity which has long-term, unsecured debt obligations rated "AAA" by each of Standard & Poor's and Fitch and at least "Aa2" by Moody's or
         (2) such investment will not result in a qualification, reduction or withdrawal by any Rating Agency of its then-applicable rating on any Class of Notes (without giving effect to the guaranty under the Note Policy of payments owing to the Noteholders) and (B) it has not ceased to be an Eligible Investment in accordance with Section 2 thereof; if the investments in this paragraph fall below the specified ratings, the invested monies shall be moved to Eligible Investments on the fifth Business Day preceding the next succeeding Distribution Date and no additional funds may be invested in the RIC until the RIC once again becomes an Eligible Investment; and

                  (vi) any other investments which satisfy the Rating Agency Condition.

         "Estimated Sale Value" means, with respect to a Repossessed Vehicle, the estimated sale value determined in good faith (and in accordance with its credit and collection policy) by the Master Servicer as of the related Repossessed Vehicle Redemption Date.

         "Excess Spread Amount" means, with respect to a Distribution Date or Calculation Day, the excess of the Spread Account Balance over the Specified Spread Account Balance (after giving effect to all deposits to, and withdrawals (other than withdrawals pursuant to Section 5.06(b)) from the Spread Account on such Distribution Date or Calculation Day, as the case may be).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

         "Final Scheduled Distribution Date" means the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date or the Class A-4 Final Scheduled Distribution Date, as the case may be.

         "Financed Vehicle" means, as to any Contract, an automobile or light-duty truck, together with all accessions thereto, securing the related Obligor's indebtedness under such Contract.

         "Financial Intermediary" means a bank, broker, clearing corporation or the Person (or the nominee of any of them) that in the ordinary course of its business maintains security accounts for its customers and is acting in that capacity.

         "Fiscal Agent" shall have the meaning set forth in the Note Policy.

         "FHLMC" means the Federal Home Loan Mortgage Corporation, and its successors.

         "FNMA" means the Federal National Mortgage Association, and its successors.

         "Gross Charge-Off Amount" means, with respect to any Due Period, the sum of (i) the excess of the outstanding Principal Balances of all Repossessed Vehicle Contracts as to which the related Repossessed Vehicle Redemption Dates have occurred during the related Due Period over the aggregate Estimated Sale Values of the related Repossessed Vehicles, (ii) the excess of the aggregate Estimated Sale Values of Repossessed Vehicles sold during the related Due Period over the net sales proceeds of such Repossessed Vehicles, (iii) the outstanding Principal Balances of Contracts, other than Repossessed Vehicle Contracts and Chapter 13 Contracts, that have become 120 days past due during the related Due Period, (iv) the amount by which the outstanding Principal Balances of Contracts that have become Chapter 13 Contracts during the related Due Period have been reduced by the related Chapter 13 Plans of Reorganization and (v) the outstanding Principal Balances, as such balances have been previously reduced by the related Chapter 13 Plans of Reorganization, of Chapter 13 Contracts that are no longer in compliance with their Chapter 13 Plans of Reorganization and are more than 120 days past due as of the last day of the related Due Period; provided that, with respect to any Contract, in no event shall the aggregate amount included in the Gross Charge-Off Amounts for all Due Periods exceed the outstanding Principal Balance of such Contract as of the date it becomes a Defaulted Contract.

         "Holder" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

         "Indenture" means the Indenture, dated as of August 1, 2003, between the Issuer and the Indenture Trustee, as the same may be amended or supplemented from time to time.

         "Indenture Trustee" means the Person acting as trustee under the Indenture, its successors in interest and any successor trustee under the Indenture and, initially, will be Deutsche Bank Trust Company Americas.

         "Independent", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Seller or WFS,
(ii) is not a director, officer or
employee of any Affiliate of the Issuer, the Seller or WFS, (iii) is not a person related to any officer or director of the Issuer, the Seller, WFS or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of the Issuer, the Seller, WFS or any of their respective Affiliates and (v) is not connected with the Issuer, the Seller or WFS as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; provided that a person who is an Independent director or Independent officer of the Seller may be an Independent director or Independent officer of an Affiliate of the Seller which is a special purpose bankruptcy remote entity.

         "Insolvency Event" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

         "Insolvency Proceeding" shall have the meaning specified in Section
8.06.

         "Insolvency Proceeds" shall have the meaning specified in Section 9.01(b).

         "Insurance Agreement" means the Insurance, Indemnity and Pledge Agreement, dated as of the date hereof, among the Insurer, the Issuer, Westcorp, the Seller, the Master Servicer and the Indenture Trustee, is substantially the form attached hereto as Exhibit A, as the same may be amended or supplemented from time to time.

         "Insurance Agreement Obligations" means, as of any date, the aggregate of amounts owing to the Insurer under the Insurance Agreement as of such date, other than amounts representing payments made under the Note Policy for which the Insurer has not yet been reimbursed.

         "Insurance Policy" means, with respect to a Financed Vehicle, the policies of comprehensive and collision insurance and the LDI Policy.

         "Insurance Proceeds" means proceeds paid pursuant to any Insurance Policy and amounts (exclusive rebated insurance premiums) paid by any insurer under any other insurance policy related to a Financed Vehicle, a Contract or an Obligor.

         "Insurer" means Financial Security Assurance Inc., and its successors.

         "Insurer Insolvency" means (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Insurer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Insurer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days, or
(ii) the commencement by the Insurer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency, rehabilitation or similar law, or the consent by the Insurer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Insurer or of any substantial part of its property or the making by the Insurer of an assignment for the benefit of creditors or the failure by the Insurer generally to pay its debts as such debts become due or the taking of corporate action by the Insurer in furtherance of any of the foregoing.

         "Interest Period" means, with respect to any Distribution Date and (i) the Class A-1 Notes and the Class A-3B Notes, the period from, and including, the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date from, and including, August 28, 2003) to, but excluding, such Distribution Date and (ii) the Class A-2 Notes, the Class A-3A Notes and the Class A-4 Notes, the period from, and including, the 20th day of the month in which the Distribution Date immediately preceding such Distribution Date occurs (or in the case of the first Distribution Date from, and including, August 28, 2003) to, but excluding, the 20th day of the month of such Distribution Date.

         "Interest Rate" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3A Rate, the Class A-3B Rate or the Class A-4 Rate, as applicable.

         "Interest Rate Swap Agreement" means the confirmation and the ISDA master agreement, each dated August 28, 2003, between the Issuer and the Swap Counterparty, as the same may be amended or supplemented from time to time.

         "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Distribution Date pursuant to Section 5.01(b).

         "ISDA" means the International Swaps & Derivatives Association, Inc., and its successors.

         "Issuer" means the WFS Financial 2003-3 Owner Trust, and its successors.

         "LDI Policy" means the limited dual interest policy providing coverage for physical damage to, or loss of, a Financed Vehicle.

         "LIBOR Determination Date" means the second London Business Day prior to the Closing Date with respect to the first Distribution Date and, as to each subsequent Distribution Date, the second London Business Day prior to the immediately preceding Distribution Date.

         "LIBOR Rate" means, with respect to any Interest Period, the London interbank offered rate for deposits in U.S. dollars having a maturity of three months commencing on the related LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such LIBOR Determination Date; provided, however, that if such rate does not appear on the Telerate Page 3750, the LIBOR Rate will equal the Reference Bank Rate.

         "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

         "Liquidated Contract" means a Contract which (i) has been the subject of a Prepayment; (ii) was a Defaulted Contract and with respect to which the related Financed Vehicle was repossessed and, after any cure period required by law has expired, the Master Servicer has charged-off any losses prior to the end of the four-month period referred to in clause (iv); (iii) has been paid in full on or after its Maturity Date; or (iv) has become delinquent as to all or part of four or more payments of Monthly P&I. The Principal Balance of a Liquidated Contract will be deemed to be zero.

         "Liquidation Expenses" means reasonable out-of-pocket expenses (not to exceed Liquidation Proceeds), other than any overhead expenses, incurred by the Master Servicer in connection with the realization of the full amounts due under any Contract (including the attempted liquidation of a Contract which is brought current and is no longer in default during such attempted liquidation) and the sale of any property acquired in respect thereof which are not recoverable under any Insurance Policy.

         "Liquidation Proceeds" means amounts received by the Master Servicer (before reimbursement for Liquidation Expenses) in connection with the realization of the amounts due and to become due under any Defaulted Contract and the sale of any property acquired in respect thereof.

         "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in London, England are authorized or obligated by law or government decree to be closed.

         "Master Servicer" means WFS in its capacity as the master servicer of the Contracts under Section 4.01, and, in each case upon succession in accordance herewith, each successor servicer in the same capacity pursuant to
Section 4.01 and each successor master servicer pursuant to Section 8.02.

         "Master Servicer Report Date" means, with respect to any Distribution Date, the fifth Business Day prior to such Distribution Date.

         "Maturity Date" means, with respect to any Contract, the date on which the last scheduled payment of such Contract shall be due and payable (after giving effect to all Prepayments received prior to the date of determination) as such date may be extended pursuant to Section 4.02.

         "Monthly P&I" means, with respect to any Contract, the amount of each monthly installment of principal and interest payable to the Obligee of such Contract in accordance with the terms thereof, exclusive of any charges allocable to the financing of any insurance premium and charges which represent late payment charges or extension fees.

         "Moody's" means Moody's Investors Service, and its successors.

         "Net Charge-Off Percentage" means, with respect to each Calculation Day in a Due Period, the percentage equivalent of a fraction, (a) the numerator of which is equal to the excess of the sum of the Gross Charge-Off Amounts for such Due Period (as of such Calculation Day) and all prior Due Periods over the sum of Recoveries for such Due Period (as of such Calculation Day) and all prior Due Periods and (b) the denominator of which is equal to the Cut-Off Date Aggregate Principal Balance.

         "Net Charge-Off Percentage Trigger" means, with respect to any Calculation Day, the percentage set forth in Schedule C.

         "Net Collections" means, with respect to any Distribution Date and the related Due Period, the sum of (i) all amounts collected on or in respect of the Contracts during such Due Period, including, Monthly P&I, the Aggregate Repurchase Amount, if any, Liquidation Proceeds (only to the extent of the related Net Liquidation Proceeds), Insurance Proceeds (only to the extent of the related Net Insurance Proceeds), less the sum of (A) any late payments of interest retained by the Master Servicer as reimbursement for Advances pursuant to Section 5.04, (B) any installments of Monthly P&I or Prepayments retained by the Master Servicer as reimbursement for Nonrecoverable Advances pursuant to
Section 5.04 and (C) any Advanced Insurance Premiums that have been repaid by an Obligor; (ii) the Advance for such Due Period to the extent actually made; (iii) the investment earnings on funds in the Collection Account for such Distribution Date (which, except as otherwise provided in Section 5.01, shall be the RIC Reinvestment Earnings); (iv) the aggregate Repurchase Amount for Repurchased Contracts deposited in or credited to the Collection Account pursuant to Section 5.04(c) on the related Master Servicer Report Date; and (v) Net Swap Receipts excluding any Swap Termination Payments paid by the Swap Counterparty to the extent such amounts are used to enter into a Replacement Interest Rate Swap Agreement.

         "Net Contract Rate" means, with respect to any Contract, its Contract Rate less the sum of the Servicing Fee Percent.

         "Net Insurance Proceeds" means, with respect to any Contract, Insurance Proceeds net of any such amount applied to the repair of the related Financed Vehicle, released to the related Obligor in accordance with the normal servicing procedures of the Master Servicer or representing expenses incurred by the Master Servicer and recoverable hereunder.

         "Net Liquidation Proceeds" means the amount derived by subtracting from the Liquidation Proceeds of a Contract the related Liquidation Expenses.

         "Net Swap Payment" means any net amount owed by the Issuer to the Swap Counterparty pursuant to an Interest Rate Swap Agreement including Swap Termination Payments, but only to the extent such Swap Termination Payments resulted from (i) a failure of the Issuer to pay to the Swap Counterparty any amount due to it, (ii) an Insolvency Event with respect to the Issuer or (iii) an Event of Default specified in Section 5.01(a)(i) and (ii) of the Indenture.

         "Net Swap Receipt" means any amount paid by the Swap Counterparty to the Issuer pursuant to an Interest Rate Swap Agreement including any Swap Termination Payments.

         "Nonrecoverable Advance" means any Advance proposed to be made or previously made by the Master Servicer which, in its good faith judgment, would not be or will not be ultimately recoverable by the Master Servicer from late payments, Insurance Proceeds or Liquidation Proceeds.

         "Note" has the meaning set forth in the Indenture.

         "Note Deficiency Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Note Distributable Amount for such Distribution Date exceeds the amount of Net Collections actually deposited in the Note Distribution Account on such Distribution Date in accordance with
Section 5.05.

         "Note Distributable Amount" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

         "Note Distribution Account" means the account established and maintained as such pursuant to Section 5.01.

         "Note Interest Carryover Shortfall" means, with respect to any Distribution Date and a Class of Notes, the excess, if any, of the sum of the
Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, to the extent permitted by applicable law, interest on the amount of interest due but not paid to Noteholders of such Class on the preceding Distribution Date at the related Interest Rate for the related Interest Period.

         "Note Interest Distributable Amount" means, with respect to any Distribution Date and a Class of Notes, the sum of the Note Quarterly Interest Distributable Amount for such Class of Notes for such Distribution Date and the
Note Interest Carryover Shortfall, if any, for such Class of Notes for such Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the (i) Class A-1 Notes and Class A-3B Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed since the immediately preceding Distribution Date (or, with respect to the first Distribution Date, since August 28, 2003) and (ii) Class A-2 Notes, Class A-3A Notes and Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

         "Note Policy" means the financial guaranty insurance policy issued by the Insurer to the Indenture Trustee on behalf of the Noteholders, the form of which is attached as Exhibit B.

         "Note Policy Claim Amount" means, with respect to each Distribution Date, the amount, if any, by which the Note Distributable Amount for such Distribution Date exceeds the sum of (i) the amount of Net Collections actually deposited in the Note Distribution Account on such Distribution Date in accordance with Section 5.05 and (ii) the amount of the Note Deficiency Claim Amount, if any, paid to the Note Distribution Account from the Spread Account pursuant to a Deficiency Notice delivered for such Distribution Date.

         "Note Pool Factor" means, with respect to any Class of Notes as of any Distribution Date, a six-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such Distribution Date) divided by the original outstanding principal amount of such Class of Notes.

         "Note Principal Carryover Shortfall" means, as of any Distribution Date, the excess of the sum of the Note Quarterly Principal Distributable Amount for such Distribution Date and any outstanding Note Principal Carryover Shortfall, if any, for the immediately preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on the related Distribution Date.

         "Note Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the Note Quarterly Principal Distributable Amount for such Distribution Date and the Note Principal Carryover Shortfall, if any, for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount with respect to a Class of Notes shall not exceed the outstanding principal amount of such Class of Notes; provided, further, that the Note Principal Distributable Amount on each Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the related Class of Notes to zero.

         "Note Quarterly Interest Distributable Amount" means, with respect to any Distribution Date, the sum of all interest accrued for the related Interest Period on each Class of Notes at the related Interest Rate for such Class on the outstanding principal amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Noteholders of such Class on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

         "Note Quarterly Principal Distributable Amount" means, with respect to any Distribution Date, the amount by which the Aggregate Principal Balance as of the beginning of the related Due Period (or the Cut-Off Date Aggregate Principal Balance in the case of the first Distribution Date) exceeds the Aggregate Principal Balance at the end of such Due Period.

         "Note Register" shall have the meaning specified in the Indenture.

         "Note Registrar" shall have the meaning specified in the Indenture.

         "Noteholder" means, with respect to a Note, the Holder of such Note.

         "Obligee" means the Person to whom an Obligor is indebted under a Contract.

         "Obligor" on a Contract means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Contract.

         "Offered Securities" shall have the meaning specified in Section 6.03(b)(ii).

         "Officers' Certificate" means a certificate signed by the chairman, the president or a Vice President, and by the treasurer, an assistant treasurer, the controller, an assistant controller, the secretary or an assistant secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officers' Certificate of the Master Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officers' Certificate shall be to an Officers' Certificate of the Master Servicer.

         "Opinion of Counsel" means a written opinion of counsel (who may be counsel to the Seller or the Master Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be, and the Insurer.

         "Original Pool Balance" means $1,650,000,000.

         "Outstanding" means, with respect

                  (i) to a Contract and as of time of reference thereto, a Contract that has not reached its Maturity Date, has not been fully prepaid, has not become a Liquidated Contract and has not been repurchased pursuant to Section 3.02, 4.07 or 9.01; and

                  (ii) to the Securities, as of the date of determination, all Notes of one Class or of all Classes, all Certificates or all Notes and Certificates, as the case may be, theretofore authenticated and delivered except:

                           Securities theretofore cancelled by the applicable
                  Registrar or delivered to the applicable Registrar for cancellation;

                           Securities or portions thereof the payment for which
                  money in the necessary amount has been theretofore deposited with the applicable Trustee or any Paying Agent, as the case may be, in trust for the Holders of such Securities (provided, however, that if such Securities are to be redeemed or repurchased, notice of such redemption or repurchase has been duly given or provision for such notice has been made, satisfactory to the applicable Trustee); and

                           Securities in exchange for or in lieu of other
                  Securities which have been authenticated and delivered unless proof satisfactory to the applicable Trustee is presented that any such Securities are held by a bona fide purchaser;

provided, however, that Securities which have been paid with proceeds of the Note Policy shall continue to remain Outstanding until the Insurer has been paid as subrogee hereunder or reimbursed pursuant to the Insurance Agreement as evidenced by a written notice from the Insurer delivered to the applicable Trustee, and the Insurer shall be deemed to be the Holder thereof to the extent of any payments thereon made by the Insurer; provided, further, that in determining whether the Holders of a specified Outstanding Amount of Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any other Basic Document, Securities owned by the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding prior to the Policy Expiration Date, except that, in determining whether the applicable Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that the applicable Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the applicable Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, any other obligor upon the Securities, the Seller, WFS or any of their respective Affiliates.

         "Outstanding Amount" means the aggregate principal amount of all Notes of one Class or of all Classes, as the case may be, Outstanding at the date of determination.

         "Owner Trustee" means the Person acting as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement and, initially, will be Chase Manhattan Bank USA, National Association.

         "Owner Trustee Corporate Trust Office" shall have the meaning specified in the Trust Agreement.

         "Paying Agent" means the "Paying Agent" under the Trust Agreement or the Indenture, as the case may be.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Physical Property" shall have the meaning specified in the definition of the term "Delivery".

         "Policy Expiration Date" means the date on which the Notes have been paid in full and all outstanding reimbursement obligations and other amounts due to the Insurer have been paid in full and the Term Of this Policy (as defined in the Note Policy) has expired.

         "Preference Claim" shall have the meaning specified in Section 8.06.

         "Preferential Transfer" shall have the meaning specified for the term "Preference" in the Insurance Agreement.

         "Prepayment" means any of the following: (i) payment to the Master Servicer of 100% of the outstanding principal balance of a Contract, exclusive of any Contract referred to in clause (ii) or (iv) of the definition of the term "Liquidated Contract", together with all accrued and unpaid interest thereon to the date of such payment, or (ii) payment by the Seller or the Master Servicer, as the case may be, of the purchase price of a Contract in connection with the purchase of a Contract pursuant to Section 3.02 or 4.07, or payment by the Seller or the

Certificateholder, as the case may be, of the purchase price of a Contract in connection with the purchase of all Contracts pursuant to Section 9.01.

         "Principal Balance" means, with respect to a Contract that is a (i) Rule of 78's Contract, the amount set forth as the Principal Balance of such Contract on the Schedule of Contracts, such amount being the total of all Monthly P&I received on or after August 28, 2003 less any unearned interest as of the Due Date for such Contract immediately preceding August 28, 2003, computed in accordance with the Rule of 78's, less all amounts received on or in respect of such Contract on or after August 28, 2003 that are allocable to principal and (ii) Simple Interest Contract, the actual principal balance under the terms thereof.

         "Proprietary Funds" means money market funds having a rating of at least "AAAm" or "AAAm-G", as applicable, from Standard & Poor's and a rating from each remaining Rating Agency in the highest investment category granted by such Rating Agency, including funds for which the Indenture Trustee or any of its affiliates is investment manager or advisor.

         "Rating Agency" means Moody's and Standard & Poor's.

         "Rating Agency Condition" shall have the meaning specified in the Indenture.

         "Record Date" means, with respect to a Class of Notes or the Certificates and any Distribution Date or Redemption Date, the close of business on the Business Day immediately preceding such Distribution Date or Redemption Date or, in the case of the Notes, in the event that Definitive Notes are issued, the 15th day of the month preceding the month in which such Distribution Date occurs.

         "Recoveries" means, with respect to any Due Period, the sum of (i) the excess of actual sales proceeds for Repossessed Vehicles sold during such Due Period over the sum of (a) the Estimated Sales Values of such Repossessed Vehicles and (b) any amounts required by law to be remitted to the related Obligor and (ii) any insurance proceeds and other amounts received in that Due Period from the related Obligors or otherwise in connection with Repossessed Vehicle Contracts, Chapter 13 Contracts and Contracts that have become 120 days past due.

         "Redemption Price" shall have the meaning specified in the Indenture.

         "Reference Bank Rate" means with respect to any Interest Period, the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of the rates, as of 11:00 A.M., London time, on the related LIBOR Determination Date, at which deposits in United States dollars, having a maturity of three months and a principal amount of not less than $1,000,000, offered by the Reference Banks from which the Indenture Trustee has received quotations; provided however, in the event that the Indenture Trustee has not received quotations from at least two Reference Banks, the Reference Bank Rate will be the arithmetic mean to the nearest 1/100,000 of 1% (0.0000001), with five one-millionths of a percentage point rounded upward, of the rates quoted by two or more major banks in New York City, selected by the Indenture Trustee, as of 11:00 A.M., New York City time, on the LIBOR Determination Date for loans in United States dollars to leading European banks having a maturity of three months and a principal in amounts not less than $1,000,000; provided, further, if less than two such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate for the preceding Interest Period.

         "Reference Banks" means four major banks that are engaged in the London interbank market that are selected by the Indenture Trustee.

         "Registrar" means the Note Registrar or the Certificate Registrar, as the case may be.

         "Registrar of Titles" means the agency, department or office having the responsibility for maintaining records of titles to motor vehicles and issuing documents evidencing such titles in the jurisdiction in which a particular Financed Vehicle is registered.

         "Replacement Interest Rate Swap Agreement" has the meaning set forth in
Section 3.13 of the Insurance Agreement.

         "Repossessed Vehicle" means the Financed Vehicle under a Repossessed Vehicle Contract.

         "Repossessed Vehicle Contract" means a Defaulted Contract for which the related Financed Vehicle has been repossessed by the Master Servicer.

         "Repossessed Vehicle Redemption Date" means, with respect to a Repossessed Vehicle Contract, the date 10 days (or longer if required by applicable law) from the date the related Repossessed Vehicle is repossessed.

         "Repurchase Amount" means, with respect to any Contract, the amount, as of the date of repurchase, required to prepay in full the principal of and accrued interest on such Contract to the last Due Date in the Due Period in which such repurchase occurs.

         "Repurchased Contract" means a Contract repurchased as of the related Master Servicer Report Date by the Master Servicer pursuant to Section 4.07 or by the Seller pursuant to Section 3.02.

         "Responsible Officer" means any officer within the Corporate Trust and Agency Group (or any successor group) of the Indenture Trustee including any vice president, assistant secretary or any other officer or assistant officer of the Indenture Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Indenture Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

         "RIC" means the reinvestment contract provided by the Bank and WFAL2 or, with the prior written consent of the Insurer, a subsidiary thereof, substantially in the form of Exhibit C.

         "RIC Reinvestment Earnings" means, with respect to any Distribution Date, the related Due Period and the Contracts that were Outstanding at the beginning of such Due Period, the amount by which the sum of the Note Quarterly Interest Distributable Amount for such Distribution Date exceeds the sum of (i) the aggregate amount of interest on the Contracts (adjusted with respect to each Contract to the Class A-4 Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of Net Collections for such Distribution Date and (ii) the amount of the Advance as to interest for such Distribution Date (assuming for this purpose that an Advance was made in respect of each Contract (other than Liquidated Contracts) for which the Master Servicer has not received one or more payments of Monthly P&I due under such Contract).

         "Rule of 78's Contract" means a Contract as to which payments thereunder are applied on the basis of the Rule of 78's.

         "Schedule of Contracts" means the list or lists of Contracts attached as Schedule A to this Agreement, which Contracts are being transferred to the Owner Trustee as part of the Trust Estate, which list or lists shall set forth the following information with respect to each such Contract in numbered columns:

                               Information                                      Column Number
                               -----------                                      -------------
Contract Number ("ACCT NBR")..........................................               2
Date of Origination ("ORG DT")........................................               9
Maturity Date ("MAT DT")..............................................              15
Monthly P&I ("P&I")...................................................              10
Original Principal Balance ("ORIG AMT")...............................              16 Top
Principal Balance ("PRIN BAL")........................................              16 Bottom
Discount Rate ("APR").................................................               7

         "Securities" means the Notes and the Certificates.

         "Securityholders" means the Holders of the Notes and the Certificates.

         "Seller" means WFSRC2, in its capacity as the Seller of Contracts under this Agreement, and each successor thereto (in the same capacity) pursuant to
Section 6.03.

         "Servicer Default" means an event specified in Section 8.01.

         "Servicing Fee" means, as to any Distribution Date, the aggregate amount calculated in respect to the Servicing Fee for each month in the related Due Period, which for each such month shall equal the product of one-twelfth of the Servicing Fee Percent and the Aggregate Principal Balance as of the first day of such month or, in the case of the first month of the first Due Period, the Closing Date. The Servicing Fee attributable to the first month in the first Due Period will be prorated based on the number of days from the Closing Date to the last day of such month.

         "Servicing Fee Percent" means one-twelfth of 1.25% per annum.

         "Servicing Officer" means any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers furnished to the Indenture Trustee and the Owner Trustee by the Master Servicer pursuant to Section 4.01.

         "Simple Interest Contract" means a Contract as to which interest is calculated each day on the basis of the actual principal balance of such Contract on such day.

         "Specified Spread Account Balance" means, with respect to any Calculation Day or Distribution Date, 6.50% of the Aggregate Principal Balance on such Calculation Day, except that if on any Calculation Day (i) the Net Charge-Off Percentage for the related Calculation Day exceeds the Net Charge-Off Percentage Trigger or (ii) the Delinquency Percentage for the three calendar month period ending on such Calculation Day exceeds 2.50%, then the Specified Spread Account Balance shall equal 10.00% of the Aggregate Principal Balance on such Calculation Day (but only for so long as such Net Charge-Off Percentage or Delinquency Percentage thresholds continue to be exceeded on any subsequent Calculation Day). Notwithstanding the foregoing, in no event shall the Specified Spread Account Balance be greater than $165,000,000 or less than $29,700,000; provided, however, the Specified Spread Account Balance shall not be greater than the Outstanding Amount of the Notes.

         "Spread Account" means the account established and maintained as such pursuant to Section 5.01.

         "Spread Account Balance" means the amount on deposit in the Spread Account.

         "Spread Account Initial Deposit" means $33,000,000.

         "Standard & Poor's" means Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc., and its successors.

         "State" means any one of the 50 states of the United States or the District of Columbia.

         "Statistical Calculation Date" means July 21, 2003.

         "Statistical Calculation Date Principal Balance" means the sum of the Principal Balances of selected Contracts as of the Statistical Calculation Date, which amount is equal to $1,049,372,912.92.

         "Subservicer" means any subservicer engaged by the Master Servicer to subservice a Contract pursuant to Section 4.01.

         "Subservicing Agreement" means an agreement between the Master Servicer and a Subservicer relating to the servicing of one or more Contracts.

         "Swap Counterparty" means Bank of America, N.A., as the swap counterparty under the Interest Rate Swap Agreement, and its successors in such capacity.

         "Swap Termination Payments" means payment due to the Swap Counterparty by the Issuer or to the Issuer by the Swap Counterparty due to the termination of an Interest Rate Swap Agreement pursuant to the occurrence of an event of default or termination event under the Interest Rate Swap Agreement or as otherwise agreed between the parties to the Interest Rate Swap Agreement and consented to by the Insurer.

         "Telerate Page 3750" is the display page designated as page 3750 by Moneyline Telerate Service (or any other page that replaces that page on that service for the purpose of displaying comparable name or rates).

         "Third Party Lender" means an independent finance company, which has originated or acquired one or more Contracts and assigned such Contract(s) to WFS.

         "Title Document" means, with respect to any Financed Vehicle, the certificate of title for, or other evidence of ownership of, such Financed Vehicle issued by the Registrar of Titles in the jurisdiction in which such Financed Vehicle is registered.

         "Trust" means the Issuer, and its successors.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

         "Trust Accounts" shall have the meaning specified in Section 5.01(a).

         "Trust Agreement" means the Trust Agreement, dated as of July 31, 2003, as amended and restated as of August 28, 2003, among the Depositor, the Insurer and the Owner Trustee, as the same may be amended or supplemented from time to time.

         "Trust Estate" shall have the meaning specified in the Trust Agreement.

         "Trustee" means the Indenture Trustee or the Owner Trustee, as the case may be.

         "UCC" means the Uniform Commercial Code as in effect in the applicable jurisdiction.

         "United States" means the United States of America.

         "Unreimbursed Insurer Amounts" means, on any date, the amount that is the sum of (i) all payments (if any) made under the Note Policy for which the Insurer has not yet been reimbursed as of such date, plus (ii) all Insurance Agreement Obligations as of such date.

         "Vehicle Receivables" shall have the meaning specified in Section 6.03(b)(ii).

         "Vice President" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "Vice President," who is a duly elected officer of such Person.

         "Westcorp" means Westcorp, and its successors.

         "WFAL2" means WFS Financial Auto Loans 2, Inc., a wholly owned subsidiary of WFS, and its successors.

         "WFS" means WFS Financial Inc, a majority-owned operating subsidiary of the Bank, and its successors.

         "WFSRC2" means WFS Receivables Corporation 2, a Nevada corporation and wholly owned subsidiary of Westcorp, and its successors.

         Section 1.02. Usage of Terms. With respect to all terms in this Agreement, unless the context otherwise requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time in the United States; (iii) "or" is not exclusive; (iv) "including" means including without limitation; (v) words in the singular include the plural and words in the plural include the singular; (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vii) references to a Person are also to its permitted successors and assigns; (viii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ix) Section, subsection, Schedule and Exhibit, as applicable, references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and (x) references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form.

         Section 1.03. Calculations. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and the actual number of days elapsed since the immediately preceding Distribution Date or the Closing Date, in the case of the first Distribution Date (or, in the case of the Class A-2 Notes, the Class A-3A Notes and the Class A-4 Notes, on the basis of a 360-day year and twelve 30-day months) and will be carried out to at least six decimal places. Collections of interest on Rule of 78's Contracts shall be calculated as if such Contracts were actuarial contracts the scheduled principal balances of which are the Principal Balances thereof, and collections of interest on Simple Interest Contracts will be calculated in accordance with the terms thereof.

                                   ARTICLE TWO

                             CONVEYANCE OF CONTRACTS

         Section 2.01. Conveyance of Contracts.

         (a) In consideration of the Issuer's delivery to or upon the order of the Seller of the Certificates and $1,650,000,000 aggregate principal amount of Notes, the Seller hereby grants, transfers, assigns and otherwise conveys to the Issuer, without recourse (subject to the obligations herein), and hereby grants a security interest in, all of its right, title and interest (exclusive of the amount, if any, allocable to any rebatable insurance premium financed by any Contract) in, to and under the Contracts (which Contracts shall be listed in the Schedule of Contracts), including, without limitation, all payments of Monthly P&I received after the Cut-Off Date; all Net Liquidation Proceeds and Net Insurance Proceeds with respect to any Financed Vehicle to which a Contract relates received after the Cut-Off Date and all other proceeds received on or in respect of such Contracts (other than payments of Monthly P&I received on or prior to the Cut-Off Date) and any and all security interests in the Financed Vehicles; the Contract Documents relating to the Contracts; and all proceeds in any way delivered with respect to the foregoing, all rights to payments with respect to the foregoing and all rights to enforce the foregoing.

         (b) WFS hereby authorizes and will cause the filing of UCC-1 financing statements naming WFS as debtor and the Seller as secured party and describing the Contracts as collateral with the office of the Secretary of State of the State of California. The Seller hereby authorizes and will cause on or prior to the Closing Date the filing of UCC-1 financing statements, naming the Seller as debtor and the Collateral Agent, on behalf of the Insurer, as secured party and describing the Contracts as collateral, with the Office of the Secretary of State of the State of Nevada. The grant of a security interest to the Collateral Agent on behalf of the Insurer and the rights of the Collateral Agent and the Insurer in respect of such security interest shall be governed by the Insurance Agreement. The Seller hereby authorizes, and will cause on or prior to the Closing Date, the filing of UCC-1 financing statements, naming the Seller as debtor and the Trust as secured party and describing the Contracts being sold by it to the Trust as collateral, with the Office of the Secretary of State of the State of Nevada. The Trust has caused the filing of UCC-1 financing statements, naming the Trust as debtor and the Indenture Trustee, on behalf of the Noteholders, as secured party and describing the Contracts as collateral, with the office of the Secretary of State of the State of Delaware. The grant of a security interest to the Indenture Trustee and the rights of the Indenture Trustee in the Contracts shall be governed by the Indenture. From time to time, the Master Servicer shall cause to be taken such actions as are necessary to continue the perfection of the respective interests of the Indenture Trustee, the Trust and the Collateral Agent on behalf of the Insurer in the Contracts and to continue the first priority security interest of the Indenture Trustee (subject to the security interest of the Insurer pursuant to the Insurance Agreement) in the Financed Vehicles and their proceeds (other than, as to such priority, any statutory lien arising by operation of law after the Closing Date which is prior to such interest), including, without limitation, the filing of financing statements, amendments thereto or continuation statements and the making of notations on records or documents of title.

         If any change in the name, identity or corporate structure of the Seller or WFS or the relocation of the chief executive office of any of them or their reincorporation in a different jurisdiction would make any financing or continuation statement or notice of lien filed under this Agreement or the other Basic Documents seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Master Servicer, within the time period required by applicable law, shall file such financing statements or amendments as may be required to preserve and protect the interests of the Indenture Trustee, the Owner Trustee, the Securityholders and the Insurer in the Contracts, Financed Vehicles and the proceeds thereof. Promptly thereafter, the Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Insurer an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary fully to preserve and protect the interests of the Indenture Trustee, the Owner Trustee, Securityholders and the Insurer in the Contracts, Financed Vehicles and the proceeds thereof have been filed, and reciting the details of such filings.

         During the term of this Agreement, the Seller and WFS shall each maintain its chief executive office in one of the states of the United States, other than Louisiana or Tennessee.

         The Master Servicer shall pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Indenture Trustee's right, title and interest in and to the Contracts and in connection with maintaining the first priority security interest (subject to the security interest of the Insurer pursuant to the Insurance Agreement) in the Financed Vehicles and the proceeds thereof.

         Section 2.02. Added Contracts. If the Contracts set forth on the preliminary schedule of contracts delivered to the Insurer on August 24, 2003 have an aggregate Principal Balance as of the close of business on the Cut-Off Date of less than $1,645,000,000, the following procedures shall be applicable:
With respect to any Contract sold to the Trust that was originated by WFS during the period from and including August 25, 2003 to and including August 27, 2003 (each such Contract, an "Added Contract" and collectively, the "Added Contracts"), the Insurer shall have right to review each Added Contract for up to 30 days following the Closing Date and if the Insurer determines in its sole and absolute discretion that an Added Contract is not satisfactory in any respect, the Insurer shall notify the Seller, within 40 days of the Closing Date, that such Added Contract is not satisfactory to the Insurer and the Seller shall purchase such Added Contract on the next Master Servicer Report Date from the Trust for an amount equal to the related Repurchase Amount. The obligation to repurchase an Added Contract is independent of the Seller's duties pursuant to Section 3.02 and is not limited to those failures to comply with the requirements of Section 3.01(b) which materially and adversely affect the interests of the Noteholders, Certificateholders, the Indenture Trustee, the Owner Trustee, the Issuer or the Insurer. The Seller or the Master Servicer, as the case may be, shall remit or credit to the Collection Account the aggregate Repurchase Amount with respect to the Added Contracts purchased on the applicable Master Servicer Report Date. Upon any such purchase, the Owner Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to any Added Contract purchased hereunder.

                                  ARTICLE THREE

                                  THE CONTRACTS

         Section 3.01. Representations and Warranties of the Seller. The Seller hereby makes the following representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Note Policy. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture. The representations and warranties set forth in Sections 3.01(b)(ii), (iv), (xvi), (xxviii) and (xxix) may not be waived.

         (a)      As to the Seller:

                  (i) Organization and Good Standing. The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business, and has the corporate power, authority and legal right to acquire and own the Contracts.

                  (ii) Due Qualification. The Seller is duly qualified to do business as a foreign corporation in good standing, and shall have obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

                  (iii) Power and Authority. The Seller has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and has duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

                  (iv) Binding Obligation. This Agreement constitutes (A) a valid sale, transfer and assignment of the Contracts, enforceable against creditors of and purchasers from the Seller and (B) a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law.

                  (v) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents to which the Seller is a party); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

                  (vi) No Tax Liens. The Seller is not aware of any judgment or tax lien filings against it.

                  (vii) No Proceedings. There are no proceedings or investigations pending, or to the Seller's best knowledge, threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic Documents, the Notes or the Certificates, (B) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents, the Notes or the Certificates or (D) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

         (b) As to each Contract or all of the Contracts, as the case may be:

                  (i) Schedule of Contracts. The information pertaining to such Contract set forth in the related Schedule of Contracts was true and correct in all material respects at the Closing Date and the calculations of the Principal Balances appearing in such Schedule of Contracts for each such Contract at the Closing Date and at each Distribution Date thereafter prior to the related Maturity Date have been performed in accordance with this Agreement and are accurate.

                  (ii) Security Interests. As of the Closing Date, the Seller has taken all steps necessary to perfect its security interest against the Obligors in the Financed Vehicles securing the Contracts and such Contract granted a valid and enforceable first priority security interest in favor of WFS (or to the Bank, a Dealer or a Third Party Lender, which security interest has been assigned to WFS) in the related Financed Vehicle, and such security interest has been duly perfected and is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for unpaid taxes or unpaid storage or repair charges which may arise after the Closing
         Date). The Seller has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Contracts granted to the Issuer hereunder. All financing statements filed against the Seller in favor of the Issuer in connection herewith describing the Contracts contain a statement to the following effect:
         "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer unless the Issuer authorizes it."

                  (iii) Title Documents. (A) If the related Financed Vehicle was originated in a State in which notation of a security interest on the Title Document is required or permitted to perfect such security interest, the Title Document for such Financed Vehicle shows, or if a new or replacement Title Document is being applied for with respect to such Financed Vehicle the Title Document will be received within 180 days of the Closing Date and will show WFS named as the original secured party under the related Contract as the holder of a first priority security interest in such Financed Vehicle, and (B) if the related Financed Vehicle was originated in a State in which the filing of a financing statement under the UCC is required to perfect a security interest in motor vehicles, such filings or recordings have been duly made and show WFS named as the original secured party under the related Contract, and in either case, the Indenture Trustee and the Owner Trustee have the same rights as such secured party has or would have (if such secured party were still the owner of the Contract) against all parties claiming an interest in such Financed Vehicle. With respect to each Contract for which the Title Document has not yet been returned from the Registrar of Titles, WFS has received written evidence from the related Dealer that such Title Document showing WFS as first lienholder has been applied for.

                  (iv) Title to the Contracts. Immediately prior to the issuance of the Notes and the Certificates, the Seller had good and indefeasible title to and was the sole owner of each Contract to be transferred to the Issuer pursuant to Section 2.01 free of liens, claims, encumbrances and rights of any Person and, upon transfer of such Contract to the Issuer pursuant to Section 2.01, the Issuer will have good and indefeasible title to and will be the sole owner of such Contract free of liens, claims, encumbrances and rights of any Person, except for the Lien of the Indenture Trustee under the Indenture and the security interest granted to the Insurer under the Insurance Agreement.

                  (v) Current in Payment. As of the Closing Date, such Contract is no more than 30 days delinquent in payment as to all or any portion of any installment of Monthly P&I.

                  (vi) Tax Liens. As of the Closing Date, there is no lien against the related Financed Vehicle for delinquent taxes.

                  (vii) Rescission, Offset, Etc. As of the Closing Date, there is no right of rescission, offset, defense or counterclaim to the obligation of the Obligor to pay the unpaid principal or interest due under such Contract; the operation of the terms of such Contract or the exercise of any right thereunder will not render such Contract unenforceable in whole or in part or subject to any right of rescission, offset, defense or counterclaim, and no such right of rescission, offset, defense or counterclaim has been asserted.

                  (viii) Mechanics' Liens. As of the Closing Date, there are no liens or claims for work, labor, material or storage affecting the related Financed Vehicle which are or may become a lien prior to or equal with the security interest granted by such Contract.

                  (ix) Compliance with Laws. Such Contract, and the sale of the Financed Vehicle sold thereunder, complied, at the time it was made, in all material respects with all applicable state and federal laws (and regulations thereunder), including without limitation usury, equal credit opportunity, fair credit reporting, truth-in-lending or other similar laws, the Federal Trade Commission Act, and applicable state laws regulating retail installment sales contracts and loans in general and motor vehicle retail installment contracts and loans in particular; and the consummation of the transactions herein contemplated, including, without limitation, the transfer of ownership of the Contracts to the Issuer, and the pledge of the Contracts to the Indenture trustee by the Issuer, and the receipt of interest by the Securityholders, will not involve the violation of any applicable state or federal law.

                  (x) Valid and Binding. Such Contract is the legal, valid and binding obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; all parties to such Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby; and the terms of such Contract have not been waived or modified in any respect, except by instruments that are part of the Contract Documents.

                  (xi) Enforceability. Such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder or assignee thereof adequate for the realization against the collateral of the benefits of the security, subject, as to enforceability, to bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally.

                  (xii) No Default. As of the Closing Date, there was no default, breach, violation or event permitting acceleration existing under such Contract (except payment delinquencies permitted by clause
         (v) of this subsection) and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract, and the Seller has not waived any such default, breach, violation or event permitting acceleration except payment delinquencies permitted by clause (v) of this subsection.

                  (xiii) Insurance. At the Closing Date, the related Financed Vehicle will be covered by (A) a comprehensive and collision insurance policy (1) in an amount at least equal to the lesser of (a) its actual cash value or (b) the principal amount due from the Obligor under the related Contract, (2) naming WFS as a loss payee and (3) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage or (B) an LDI Policy; provided, however, that if such Financed Vehicle has an unpaid principal balance of less than $4,000.00 or the related Contract has six or fewer months remaining before its Maturity Date, it will not be required to be covered by the insurance described in this subparagraph; provided further, to the extent not paid in full by the Obligor, the related Advanced Insurance Premium shall be an expense of the Master Servicer. Each of the Seller, WFS and the Master Servicer shall at all times comply with all of the provisions of such insurance policies and the LDI Policy applicable to such Financed Vehicle.

                  (xiv) Acquisition of Contract. Such Contract was either acquired by WFS (or its predecessor in interest) from a Dealer or a Third Party Lender with which it ordinarily does business or the Bank or originated directly by WFS in the ordinary course of its business, and no adverse selection procedures have been utilized in selecting such Contract from all other similar contracts purchased by the Seller.

                  (xv) Scheduled Payments. As of the Closing Date, scheduled payments under such Contract are applied in accordance with the Rule of 78's method or the simple interest method and are due monthly in level payments through its Maturity Date sufficient to fully amortize the principal balance of such Contract by its Maturity Date, assuming timely payment by Obligors on Simple Interest Contracts, except that the payment in the first or last month in the life of the Contract may be minimally different from the level payment.

                  (xvi) One Original. There is only one original of such Contract and such original, together with all other Contract Documents, is being held by the Master Servicer pursuant to Section 3.04. The Seller has received a written acknowledgement from the Master Servicer that the Master Servicer is holding the Contract Documents that constitute or evidence the Contracts solely on behalf and for the benefit of the Issuer. None of the Contract Documents that constitute or evidence each Contract has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Issuer. Each original Contract has been segregated and marked to show the Issuer as owner thereof, unless the Insurer has waived the requirement for such segregation and marking by notice in writing to the Owner Trustee, the Indenture Trustee and the Master Servicer.

                  (xvii) Characteristics. With respect to each Contract owned by WFS at the Statistical Calculation Date, such Contract had (A) an Principal Balance of not less than $597.67 nor more than $137,612.49,
         (B) an original term of not less than 11 months nor greater than 84 months, (C) a remaining maturity of not less than three months nor greater than 84 months and (D) an APR of not less than 2.90%.

                  (xviii) Identification. The Master Servicer and WFS have clearly marked their electronic records to indicate that such Contract is owned by the Issuer.

                  (xix) Maturity. As of the Closing Date such Contract did not have a Maturity Date later than the 90th day prior to the end of the Due Period immediately preceding the Class A-4 Final Scheduled Principal Distribution Date.

                  (xx) Principal Balance. At the Closing Date the initial Principal Balance of such Contract was not greater than the purchase price of the related vehicle and such Principal Balance does not include any amounts the Master Servicer may have expended in obtaining an LDI Policy, if any, for such Contract.

                  (xxi) Location of Contract Files. The Contract Files are kept at one or more of the locations listed in Schedule B.

                  (xxii) Finance Charge. With respect to each Contract, such Contract provides for the payment of a finance charge calculated at its APR based on the Rule of 78's or the simple interest method and such APR shall be equal to or greater than 2.90%. for Rule of 78's Contracts and Simple Interest Contracts.

                  (xxiii) WFS, Bank and Third Party Lender Originations. With respect to the Contracts owned by WFS at the Statistical Calculation Date, the aggregate Principal Balance as of the Statistical Calculation Date of such Contracts purchased by WFS from the Bank and Third Party Lenders or originated directly by WFS is not more than approximately 2.53% of the Statistical Calculation Date Principal Balance.

                  (xxiv) Simple Interest Contracts. With respect to the Contracts owned by WFS at the Statistical Calculation Date, as of the Statistical Calculation Date, approximately 98.68% of the Contracts by Statistical Calculation Date Principal Balance shall be Simple Interest Contracts and approximately 1.32% of the Contracts by Statistical Calculation Date Principal Balance shall be Rule of 78's Contracts.

                  (xxv) New or Pre-Owned Vehicles. At least 33.48% of the Contracts owned by WFS at the Statistical Calculation Date by Statistical Calculation Date Principal Balance were Contracts that financed new vehicles and not greater than 66.52% were Contracts that financed pre-owned vehicles.

                  (xxvi) States of Origination. Approximately 37.61% of the Contracts owned by WFS at the Statistical Calculation Date by Statistical Calculation Date Principal Balance were originated or purchased by WFS or the Bank in California and approximately 62.39% of the Contracts by Statistical Calculation Date Principal Balance were originated in states other than California.

                  (xxvii) No Government Entity Obligors. Each Contract shall have an Obligor that is not a local, state or federal governmental entity.

                  (xxviii) Chattel Paper. Each Contract (A) constitutes "tangible chattel paper" as defined in the applicable UCC and (B) shall be maintained in its original "tangible" form, unless the Insurer has consented in writing to such chattel paper being maintained in another form or medium.

                  (xxix) Priority of Interest. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Contracts in favor of the Issuer, which security interest subject to the Insurance Agreement is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller. Other than the security interest granted to the Issuer pursuant to this Agreement and subject to the Insurance Agreement, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Contracts. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Contracts other than any financing statement relating to the security interest granted to the Issuer hereunder, the security interest granted to the Indenture Trustee under the Indenture and the security interest granted to the Insurer under the Insurance Agreement or that has been terminated or subordinated to the rights of the Issuer and the Indenture Trustee.

                  (xxx) Contract Characteristics as of the Closing Date. The representations and warranties made in this Section with respect to certain Contracts as of the Statistical Calculation Date shall also be true and correct in every material respect for all Contracts as of the Closing Date.

                  (xxxi) Obligor Bankruptcy. As of the Closing Date with respect to the Contracts, the Seller is not aware of any Obligor that is or has been, since the origination of the related Contract, the subject of a bankruptcy proceeding.

                  (xxxii) No Extensions. The number of, or timing of, scheduled payments has not been changed on any Contract on or before the Closing Date, except as reflected on the computer tape delivered in connection with the sale of the Contracts.

                  (xxxiii) Repossession. On or prior to the Closing Date, no Financed Vehicle has been repossessed.

                  (xxxiv) Prepayment of Contracts. Any prepayment in full of a Contract by an Obligor to the Master Servicer will consist of the entire outstanding principal balance of such Contract together with all accrued and unpaid interest thereon.

         Section 3.02. Purchase of Certain Contracts. The representations and warranties of the Seller set forth in Section 3.01 shall survive delivery of the Contract Documents to the Owner Trustee and shall continue until the termination of this Agreement. Upon discovery by the Seller, the Master Servicer or the Owner Trustee, as the case may be, that any of such representations and warranties was incorrect as of the time made or that any of the Contract Documents relating to any such Contract has not been properly executed by the Obligor or contains a material defect or has not been received by the Owner Trustee, such Person making such discovery shall give prompt notice to the other such Persons. If any such defect, incorrectness or omission materially and adversely affects the interest of the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee, the Issuer or the Insurer, the Seller shall, within 90 days after discovery thereof or receipt of notice thereof, cure the defect or eliminate or otherwise cure the circumstances or condition in respect of which such representation or warranty was incorrect as of the time made. If the Seller is unable to do so, it shall purchase such Contract on the Master Servicer Report Date next succeeding the end of such 90-day period from the Issuer for an amount equal to the related Repurchase Amount in the manner set forth in Section 5.04. Upon any such purchase, the Owner Trustee shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to any Contract purchased hereunder. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee or the Securityholders with respect to a breach of the Seller's representations and warranties pursuant to Section 3.01 shall be to enforce the Seller's obligation to repurchase Contracts pursuant to this Section; provided, however, that the Seller shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach.

         Section 3.03. Custody of Contract Files.

         (a) Subject to Sections 3.07, 7.04 and 8.01, the Owner Trustee hereby irrevocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act as the agent of the Owner Trustee as custodian of the Contract Documents and any and all other documents that the Master Servicer shall keep on file, in accordance with its customary procedures, relating to a Contract, Obligor or Financed Vehicle, which are hereby constructively delivered to the Owner Trustee with respect to each Contract:

                  (i)      the original of the Contract;

                  (ii) documents evidencing the existence of physical damage insurance covering the Financed Vehicles;

                  (iii) the original credit application fully executed by the Obligor; and

                  (iv) the original certificate of title or such documents that the Master Servicer shall keep on file, in accordance with its customary procedures, evidencing the security interest of the Master Servicer in the Financed Vehicle.

         (b) The Master Servicer shall maintain the Contract Documents held by it (by itself or through one or more Subservicers) in a file area physically separate from the other installment sales contracts and installment loans owned or serviced by it or any of its Affiliates, which area shall be clearly marked to indicate the Issuer as the owner of, and the security interest of the Indenture Trustee and the Insurer in, the Contract Documents and shall mark the Contracts in the same manner; except that if the Indenture Trustee and the Insurer have waived the requirement for such segregation and marking by notice in writing to the Owner Trustee, the Indenture Trustee and the Master Servicer, such file area may contain contract documents for other motor vehicle retail installment sales contracts and installment loans owned or serviced by the Master Servicer.

         The Master Servicer shall cause the electronic record of the Contracts maintained by it to be clearly marked to indicate that the Contracts have been sold to the Issuer and shall not in any way assert or claim an ownership interest in the Contracts. It is intended by the Master Servicer's and the Seller's agreement pursuant to this Section that the Owner Trustee shall be deemed to have possession of the Contract Documents for purposes of Section 9-313 of the UCC of the state in which the Contract Documents are located.

         Section 3.04. Duties of Master Servicer as Custodian.

         (a) Safekeeping. The Master Servicer shall hold the Contract Files on behalf of the Owner Trustee, the Indenture Trustee and the Insurer for the use and benefit of all present and future Securityholders, and maintain such accurate and complete accounts, records and computer systems pertaining to each Contract File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the files relating to all comparable automobile contracts that the Master Servicer owns or services for itself or others. The Master Servicer shall conduct, or cause to be conducted, periodic physical inspections of the Contract Files held by it under this Agreement and of the related accounts, records and computer systems, and shall maintain them in such a manner as shall enable the Owner Trustee, the Indenture Trustee and the Insurer to verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Owner Trustee, the Indenture Trustee and the Insurer any failure on its part to hold the Contract Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

         (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Contract File at one of its offices specified in Schedule B or at such other location as shall be specified to the Owner Trustee, the Indenture Trustee and the Insurer by 30 days' prior written notice. The Master Servicer shall permit the Owner Trustee, the Indenture Trustee and the Insurer or their respective duly authorized representatives, attorneys or auditors to inspect the Contract Files and the related accounts, records and computer systems maintained by the Master Servicer at such times as such Persons may request.

         (c) Release of Documents. Upon instruction from the Indenture Trustee (a copy of which shall be furnished to the Owner Trustee and the Insurer), the Master Servicer shall release any Contract File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

         (d) Monthly Reports. On the twentieth calendar day or, if such day is not a Business Day, the next succeeding Business Day, of each month, other than a month in which a Distribution Date occurs, commencing with the month next succeeding the month of the Closing Date, the Master Servicer shall mail to the Indenture Trustee and the Owner Trustee, by first class mail, a certificate of a Servicing Officer stating (i) the Contract Number and outstanding principal balance of each Contract that has become a Liquidated Contract since the Business Day next preceding the date of the last certificate delivered pursuant to this subsection (or since the Closing Date in the case of the first such certificate); (ii) that all proceeds received in respect of such Contract have been deposited in or credited to the Collection Account as required by Section 5.02; (iii) that, if such Contract has been the subject of a Prepayment pursuant to clause (i) of the definition of the term "Prepayment" or is a Liquidated Contract pursuant to clause (iii) of the definition of the term "Liquidated Contract," all proceeds received in respect thereof have been deposited in or credited to the Collection Account in accordance with Section 5.02; (iv) that, if such Contract has been the subject of a Prepayment pursuant to clause (ii) of the definition of the term "Prepayment," the correct Repurchase Amount has been deposited in or credited to the Collection Account in accordance with Section
4.07 or 5.04; (v) that, if such Contract is a Liquidated Contract pursuant to clause (ii) of the definition of the term "Liquidated Contract," there have been deposited in or credited to the Collection Account the related Net Liquidation Proceeds in accordance with Section 5.02; (vi) the current Aggregate Principal Balance; (vii) Gross Charge-Off Amount for the most recent Due Period; (viii) the total dollar amount of Delinquent Contracts; (ix) the total dollar amount of all Contracts in respect of which the related Financed Vehicles have been repossessed but have not been liquidated; (x) the Net Charge-Off Percentage for the most recent Calculation Day; and (xi) the current Delinquency Percentage. The information called for in clauses (vi) through (xi) above shall be presented as of the Calculation Day in the month preceding the month in which such information is required to be delivered

         (e) Title Documents. The Master Servicer shall deliver to the Indenture Trustee, the Owner Trustee and the Insurer (i) within 120 days of the Closing Date, a schedule of Title Documents for Financed Vehicles which, as of the Closing Date did not show the Master Servicer as first lienholder and (ii) within 180 days of the Closing Date, a schedule of Title Documents for Financed Vehicles which as of the date prior to such delivery do not show the Master Servicer as first lienholder and as to which the Seller is obligated to repurchase pursuant to the provisions hereof.

         Section 3.05. Instructions; Authority to Act. The Master Servicer shall be deemed to have received proper instructions (a copy of which shall be furnished to the Owner Trustee and the Insurer) with respect to the Contract Files upon its receipt of written instructions signed by a Responsible Officer of the Indenture Trustee.

         Section 3.06. Indemnification. Subject to Section 8.02, the Master Servicer shall indemnify the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and the Securityholders for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever (including the reasonable fees and expenses of counsel) that may be imposed on, incurred by or asserted against the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer, the Noteholders or the Certificateholders as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer of the Contract Files, or the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement; provided, however, that the Master Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Master Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee. The Master Servicer shall also indemnify and hold harmless the Issuer, the Trust Estate and the Securityholders against any taxes that may be asserted at any time against any of them with respect to the Contracts, including any sales, gross receipts, general corporation, personal property, privilege or license taxes (but exclusive of federal or other income taxes arising out of payments on the Contracts) and the costs and expenses in defending against such taxes. The Master Servicer shall immediately notify the Owner Trustee and the Indenture Trustee if a claim is made by a third party with respect to the Contracts, shall assume, with the consent of the Owner Trustee and the Indenture Trustee, the defense of any such claim, pay all expenses in connection therewith, including counsel fees, and shall promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Issuer.

         Section 3.07. Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Cut-Off Date and shall continue in full force and effect until terminated under this Section, upon the termination of the Issuer or the repurchase of all of the Contracts by the Seller, whichever is first to occur. If the Master Servicer shall resign in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer shall have been terminated pursuant to
Section 8.01, the appointment of the Master Servicer as custodian shall be terminated by the Indenture Trustee, by the Holders of

Notes evidencing not less than a majority of the Outstanding Amount of the Notes, voting together as a single class, by the Owner Trustee, by Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest, or by the Insurer, in the same manner as the Indenture Trustee, the Owner Trustee, the Insurer or such Holders may terminate the rights and obligations of the Master Servicer pursuant to Section 8.01. As soon as practicable after any termination of such appointment, the Master Servicer shall, at its own expense, deliver the Contract Files to the Owner Trustee or its agent or as designated by the Owner Trustee at such place or places as the Owner Trustee may reasonably designate and shall cooperate in good faith to effect such delivery.

         Section 3.08. Nonpetition Covenant.

         (a) Neither the Seller nor the Master Servicer shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         (b) The Master Servicer shall not, nor cause the Seller to, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

         Section 3.09. Collecting Title Documents Not Delivered at the Closing Date. In the case of any Contract in respect of which written evidence from the Dealer selling or transferring the related Financed Vehicle that the Title Document for such Financed Vehicle showing the Master Servicer as first lienholder has been applied for from the Registrar of Titles was delivered to the Owner Trustee on the Closing Date in lieu of a Title Document, the Master Servicer shall use its best efforts to collect such Title Document from the Registrar of Titles as promptly as possible. If such Title Document showing the Master Servicer as first lienholder is not received by the Master Servicer or the related Subservicer within 180 days after the Closing Date, then the representation and warranty in Section 3.01(b)(iii) in respect of such Contract shall be deemed to have been incorrect in a manner that materially and adversely affects the Certificateholders.

                                  ARTICLE FOUR

                    ADMINISTRATION AND SERVICING OF CONTRACTS

         Section 4.01. Duties of Master Servicer. The Master Servicer, acting alone and/or through one or more Subservicers as provided in this Section, shall, as agent for the Indenture Trustee, the Owner Trustee and the Insurer, manage, service, administer and make collections on the Contracts. The Master Servicer agrees that its servicing of the Contracts shall be carried out in accordance with customary and usual procedures of financial institutions which service motor vehicle retail installment sales contracts and installment loans and, to the extent more exacting, the procedures used by the Master Servicer in respect of such contracts serviced by it for its own account. In accordance with the foregoing, the Master Servicer may, whenever an Obligor has become delinquent or the Master Servicer believes an Obligor may become delinquent, in order to preserve the ultimate collectability of amounts due on a Contract, modify the payment schedule on any Contract by reducing the APR on such Contract without the consent of the Insurer or any Rating Agency; provided, however, that the new APR shall not be less than the sum of (i) the Class A-4 Rate and (ii) the Servicing Fee Percent. In addition, in order to preserve the Trust Estate, the Master Servicer may, without the consent of any Rating Agency or the Insurer, reduce the principal amount of a Contract (i.e., write-down a portion of the principal amount due on such Contract and, accordingly, lower the Monthly P&I on such Contract) to the extent funds are available in the Spread Account to cover such reduction; provided, however, the total amount of such modifications pursuant to the immediately preceding sentence and this sentence and reductions
(i) may not affect more than 1% of the Original Pool Balance through the Distribution Date nine months prior to the Class A-4 Final Scheduled Distribution Date and (ii) during each three-month period between Distribution Dates (or in the case of the first Distribution Date, from the Cut-Off Date to such Distribution Date) shall not affect Contracts having an aggregate Principal Balance greater than 0.1% of the Aggregate Principal Balance at the beginning of such period. Any such modifications or reductions exceeding such limits may be made only with the consent of the Insurer and each Rating Agency. The Master Servicer may also extend the Maturity Date on a Contract in accordance with
Section 4.02. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on the Contracts, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Indenture Trustee, the Owner Trustee and the Insurer with respect to distributions and filing applicable United States tax returns for the Issuer on an annual basis, based on a tax year for the Issuer that is the calendar year. The Master Servicer shall have, subject to the terms hereof, full power and authority, acting alone, and subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable; provided, however, that the Master Servicer shall commence repossession efforts in respect of any Financed Vehicle respecting which the related Contract is four or more months delinquent. Without limiting the generality of the foregoing, but subject to the provisions of this Agreement, the Master Servicer is authorized and empowered by the Indenture Trustee and the Owner Trustee to execute and deliver, on behalf of itself, the Trust, the Insurer, the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Contracts or to the Financed Vehicles. The Owner

Trustee shall furnish the Master Servicer all documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

         On the Closing Date, the Master Servicer shall deliver to the Insurer, the Indenture Trustee and the Owner Trustee a list of Servicing Officers involved in, or responsible for, the administration and servicing of the Contracts, which list shall from time to time be updated by the Master Servicer on request of the Owner Trustee, the Indenture Trustee or the Insurer.

         The Master Servicer may enter into Subservicing Agreements with one or more Subservicers approved by the Insurer for the servicing and administration of certain of the Contracts (including holding the related Contract Files as custodian). The Master Servicer shall notify each Rating Agency promptly if a Subservicer is hired. References herein to actions taken or to be taken by the Master Servicer in servicing the Contracts include actions taken or to be taken by a Subservicer on behalf of the Master Servicer and the Insurer. Each Subservicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. With the approval of the Master Servicer and the Insurer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement or materially adversely affect the rights of Noteholders, Certificateholders or the Insurer hereunder.

         The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the related Subservicer, the Master Servicer shall either act directly as servicer of the related Contract or enter into a Subservicing Agreement with a successor Subservicer approved by the Insurer which will be bound by the terms of the related Subservicing Agreement.

         Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through such Persons or otherwise, the Master Servicer shall remain obligated and liable to the Indenture Trustee, the Owner Trustee and the Securityholders for the servicing and administering of the Contracts in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from a Subservicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Contracts. The Master Servicer shall be entitled to enter into an agreement with a Subservicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         Any Subservicing Agreement that may be entered into and any other transactions or servicing arrangements relating to the Contracts involving a Subservicer or an Affiliate of the Master Servicer in its capacity as such, and not as an originator of Contracts, shall be deemed to be between the Subservicer or such Affiliate, as the case may be, and the Master Servicer alone, and none of the Indenture Trustee, the Owner Trustee, the Noteholders nor the Certificateholders shall be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in the immediately succeeding paragraph; provided that the Insurer may rely upon the representations and warranties of the Subservicer contained therein.

         In the event the Master Servicer shall for any reason no longer be acting as servicer under this Agreement (including, but not limited to, by reason of a Servicer Default), the Indenture Trustee or its designee may, at the sole discretion of the Indenture Trustee, thereupon assume all of the rights and obligations of such Master Servicer under each Subservicing Agreement selected by the Indenture Trustee in its sole discretion. In such event, the Indenture Trustee, its designee or the successor servicer for the Indenture Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to each such Subservicing Agreement to the same extent as if such Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement. The Master Servicer shall, upon request of the Indenture Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each such Subservicing Agreement and the Contracts then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

         The Master Servicer, each Subservicer, and any new servicer appointed following the resignation or termination of the Master Servicer, including any Subservicers, shall at all times comply with all applicable federal, state and local laws, rules, regulations and ordinances governing or relating to the privacy rights of the Obligors in connection with its performance of its duties under this Agreement including, without limitation, the Gramm-Leach-Bliley Act. The Master Servicer, each Subservicer, and any new servicer appointed following the resignation or termination of the Master Servicer, including any Subservicers, shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the "nonpublic personal information" of each Obligor, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information and
(c) protect against any unauthorized access to or use of such nonpublic personal information.

         The Master Servicer shall deposit in or credit to the Collection Account within two Business Days of receipt all collections of Monthly P&I received after the Cut-Off Date on or in respect of the Contracts together with the proceeds of all Prepayments and any accompanying interest; provided, however, that, to the extent any such installment of Monthly P&I or any such Prepayment proceeds are received in respect of a Contract as to which there is an outstanding and unreimbursed Advance or Advances, such installment or proceeds shall, to the extent of any such unreimbursed Advance or Advances, be retained by the Master Servicer in reimbursement of itself. The Master Servicer shall likewise deposit in the Collection Account within two Business Days of receipt all Net Liquidation Proceeds and Net Insurance Proceeds after deducting therefrom the amount of any outstanding and unreimbursed Advances made by it in respect of such Contract. The foregoing notwithstanding, the Master Servicer may, in the event it determines that it has made a Nonrecoverable Advance or Advances, reimburse itself from unrelated installments of Monthly P&I or Prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required above, furnish to the Indenture Trustee, the Owner Trustee and the Insurer a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of and Contract with respect to which such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken; provided, however, that the Master Servicer must provide such certificate within three months of such Nonrecoverable Advance or Advances. The foregoing requirements for deposit in the Collection Account are exclusive, it being understood that collections in the nature of late payment charges or extension fees or collections allocable to payments to be made by the Master Servicer on behalf of Obligors for payment of insurance premiums, including Advanced Insurance Premiums, or similar items need not be deposited in the Collection Account and may be retained by the Master Servicer as additional servicing compensation or for application on behalf of Obligors, as the case may be.

         With respect to payments of Monthly P&I made by Obligors to the Master Servicer's lock box, the Master Servicer shall direct the Person maintaining the lock box to deposit, within two Business Days, the amount collected on or in respect of the Contracts to the Collection Account.

         In those cases where a Subservicer is servicing a Contract pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer to remit to the Master Servicer for deposit in the Collection Account, on a daily basis, within two Business Days after receipt by the Subservicer, all proceeds of the Contracts and all Net Liquidation Proceeds and Net Insurance Proceeds received by the Subservicer.

         In order to facilitate the servicing of the Contracts by the Master Servicer, the Master Servicer shall retain, subject to and only to the extent permitted by the provisions of this Agreement, all collections on or in respect of the Contracts prior to the time they are remitted or credited, in accordance with such provisions, to the Collection Account, as the case may be. The Master Servicer acknowledges that the unremitted collections on the Contracts are part of the Trust Estate and the Master Servicer agrees to act as custodian and bailee of the Indenture Trustee, the Owner Trustee and the Insurer in holding such monies and collections. The Master Servicer agrees, for the benefit of the Indenture Trustee, the Owner Trustee, the Securityholders and the Insurer, to act as such custodian and bailee, and to hold and deal with such monies and such collections, as custodian and bailee for the Indenture Trustee, the Owner Trustee and the Insurer, in accordance with the provisions of this Agreement.

         The Master Servicer shall retain all data (including, without limitation, computerized records) relating directly to or maintained in connection with the servicing of the Contracts at the address of the Master Servicer set forth as Schedule B to this Agreement, at the office of any Subservicer or, upon 15 days' notice to the Insurer, the Indenture Trustee and the Owner Trustee, at such other place where the servicing offices of the Master Servicer are located, and shall give the Indenture Trustee, the Owner Trustee and the Insurer access to all data at all reasonable times. While a Servicer Default shall be continuing, the Master Servicer shall, on demand of the Indenture Trustee, the Owner Trustee or the Insurer, deliver or cause to be delivered to the Indenture Trustee, the Owner Trustee or the Insurer, as the case may be, all data (including, without limitation, computerized records and, to the extent transferable, related operating soft-

ware) necessary for the servicing of the Contracts and all monies collected by it and required to be deposited in or credited to the Collection Account.

         The Master Servicer shall, or cause the Administrator to, prepare, execute and deliver all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

         Section 4.02. Collection of Contract Payments. The Master Servicer shall use its best efforts to collect all payments called for under the terms and provisions of the Contracts as and when the same shall become due and shall use its best efforts to cause each Obligor to make all payments in respect of his or her Contract to the Master Servicer. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charges in connection with delinquent payments on a Contract or prepayment charges and (ii) in order to work out a default or an impending default due to the financial condition of the Obligor, modify the payment schedule of a Delinquent Contract (subject to the next sentence) or extend the Maturity Date of a Delinquent Contract by up to 90 days in the aggregate past the originally scheduled date of the last payment on such Contract; provided, however, the Master Servicer shall not defer payments more than three times over the life of such Contract; provided, further, that in the case of any extension granted pursuant to clause
(ii) the Master Servicer makes an Advance in respect of such extension and in no event can the last payment on such Contract be extended beyond the last day of the Due Period ending immediately prior to the Class A-4 Final Scheduled Distribution Date. The Master Servicer shall not extend the Maturity Date of a Contract except as provided in clause (ii) of the preceding sentence and shall not modify any Contracts except in accordance with the criteria and limitations specified in Section 4.01.

         Section 4.03. Realization upon Defaulted Contracts and Liquidated Contracts. The Master Servicer shall use its best efforts, consistent with the servicing standard specified in Section 4.01, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Contract as to which no satisfactory arrangements can be made for collection of delinquent payments. Such servicing procedures may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. In connection with such repossession or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual for prudent holders of motor vehicle retail installment sales contracts and installment loans and as shall be in compliance with all applicable laws, and, in connection with the repossession of any Financed Vehicle or any Contract in default, may commence and prosecute any proceedings in respect of such Contract in its own name or, if the Master Servicer deems it necessary, in the name of the Owner Trustee or on behalf of the Owner Trustee. The Master Servicer's obligations under this Section are subject to the provision that, in the case of damage to a Financed Vehicle from an uninsured cause, the Master Servicer shall not be required to expend its own funds in repairing such Financed Vehicle unless it shall determine (i) that such restoration will increase the proceeds of liquidation of the related Contract, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by it either as Liquidation Expenses or as expenses recoverable under an applicable Insurance Policy. In the event that the Master Servicer determines that, in its best judgment, further collection efforts by it as to a Liquidated Contract will not result in the realization of additional Net Liquidation Proceeds to the Trust, the Master Servicer may, in the name of the Owner Trustee, and for the benefit of the Trust, sell the

Liquidated Contract to any party not affiliated with the Master Servicer free and clear of the rights of the Issuer. The Master Servicer shall be responsible for all other costs and expenses incurred by it in connection with any action taken in respect of a Defaulted Contract; provided, however, that it shall be entitled to reimbursement of such costs and expenses to the extent they are paid by an Obligor. All Net Liquidation Proceeds, Net Insurance Proceeds and proceeds of the sale of Contracts hereunder shall be deposited directly in or credited to the Collection Account (without deposit in any intervening account) to the extent required by Section 5.02.

         Section 4.04. Insurance. To the extent the Obligor fails to maintain a comprehensive and collision insurance policy in an amount at least equal to the lesser of (i) the actual cash value of the Financed Vehicle or (ii) the principal amount due from the Obligor under the related Contract, the Master Servicer shall obtain the LDI Policy in respect of such Financed Vehicle; provided, however, that the Master Servicer shall not be required to maintain such insurance in respect of any Financed Vehicle as to which the related Contract has an unpaid principal balance of less than $4,000 or the related Contract has six or fewer months remaining before its Maturity Date.

         Section 4.05. Maintenance of Security Interests in Financed Vehicles. The Master Servicer shall take such steps as are necessary to maintain continuous perfection and priority of the security interest created by each Contract in the related Financed Vehicle, including obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-registering and refiling of all security agreements, financing statements, continuation statements or other instruments as are necessary to maintain the security interest granted by Obligors under the respective Contracts. The Owner Trustee and the Indenture Trustee each hereby authorizes the Master Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer in the event of the relocation of a Financed Vehicle or for any other reason.

         Section 4.06. Covenants, Representations and Warranties of the Master Servicer and Westcorp. The Master Servicer and Westcorp, as applicable, hereby make the following covenants, representations and warranties on which (i) the Issuer is deemed to have relied in acquiring the Contracts and (ii) the Insurer is deemed to have relied in issuing the Note Policy. Such covenants, representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

         (a)      The Master Servicer covenants as to the Contracts:

                  (i) Lien in Force. The Financed Vehicle securing each Contract shall not be released from the lien granted by the Contract in whole or in part, except as contemplated herein.

                  (ii) Impairment. The Master Servicer shall not impair the rights of the Noteholders and the Certificateholders in the Contracts.

                  (iii) Amendments. The Master Servicer shall not amend the terms of any Contract, except that extensions or modifications may be granted in accordance with Section 4.02.

                  (iv) Transfers. The Master Servicer may consent to the sale or transfer by an Obligor of any Financed Vehicle only if the original Obligor under the related Contract remains liable under such Contract and the transferee assumes all of the Obligor's obligations thereunder.

                  (v) Security Interest. The Master Servicer shall maintain the perfection and priority of the Issuer's and the Indenture Trustee's security interests in the Contracts.

         (b)      The Master Servicer represents, warrants and covenants:

                  (i)      Organization and Good Standing. The Master Servicer
         (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, (B) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and (C) has full power, authority and legal right to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement.

                  (ii) Power and Authority. The execution and delivery by the Master Servicer of this Agreement are within the corporate power of the Master Servicer and have been duly authorized by all necessary corporate action on the part of the Master Servicer. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Master Servicer or its properties or the articles of incorporation or bylaws of the Master Servicer, or any of the provisions of any indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  (iii) Governmental Consents. The Master Servicer is not required to obtain the consent of any other party or consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except (in each case) such as have been obtained and are in full force and effect.

                  (iv) Binding Obligation. This Agreement has been duly executed and delivered by the Master Servicer and, assuming the due authorization, execution and delivery thereof by the Owner Trustee and the Indenture Trustee, constitutes a legal, valid and binding instrument enforceable against the Master Servicer in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally).

                  (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Master Servicer, threatened against or affecting the Master Servicer, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement, or which will, if determined adversely to the Master Servicer, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect the Master Servicer's ability to perform its obligations hereunder. The Master Servicer is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

                  (vi) Other Consents. The Master Servicer has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case in connection with the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement.

         (c)      Westcorp represents, warrants and covenants:

                  (i) Organization and Good Standing. Westcorp (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, (B) has qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and (C) has full power, authority and legal right to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement.

                  (ii) Power and Authority. The execution and delivery by Westcorp of this Agreement are within the corporate power of Westcorp and have been duly authorized by all necessary corporate action on the part of Westcorp. Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Westcorp or its properties or the articles of incorporation or bylaws of Westcorp, or any of the provisions of any indenture, mortgage, contract or other instrument to which Westcorp is a party or by which it is bound or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument.

                  (iii) Governmental Consents. Westcorp is not required to obtain the consent of any other party or consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except (in each case) such as have been obtained and are in full force and effect.

                  (iv) Binding Obligation. This Agreement has been duly executed and delivered by Westcorp and, assuming the due authorization, execution and delivery thereof by the Owner Trustee and the Indenture Trustee, constitutes a legal, valid and binding instrument enforceable against Westcorp in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of creditors' rights generally).

                  (v) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of Westcorp, threatened against or affecting Westcorp, before or by any court, administrative agency, arbitrator or governmental body with respect to any of the transactions contemplated by this Agreement, or which will, if determined adversely to Westcorp, materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect Westcorp's ability to perform its obligations hereunder. Westcorp is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by the above-mentioned documents.

                  (vi) Other Consents. Westcorp has obtained or made all necessary consents, approvals, waivers and notifications of creditors, lessors and other nongovernmental persons, in each case in connection with the execution and delivery of, and the consummation of the transactions contemplated by, this Agreement.

         Section 4.07. Repurchase of Contracts upon Breach of Covenant. The Master Servicer or the Owner Trustee shall inform the other party and the Indenture Trustee and the Insurer promptly, in writing, upon the discovery of any breach pursuant to Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured within 30 days following such discovery, the Master Servicer shall purchase any Contract materially and adversely affected by such breach. In consideration of the purchase of such Contract, the Master Servicer shall remit the Repurchase Amount in the manner specified in Section 5.04. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders with respect to a breach pursuant to Section 4.02, 4.05 or
4.06 shall be to require the Master Servicer to purchase Contracts pursuant to this Section; provided, however, that the Master Servicer shall indemnify the Owner Trustee, the Indenture Trustee, the Insurer, the Issuer and the Securityholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third-party claims arising out of the events or facts giving rise to such breach. The Owner Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Contract pursuant to this Section.

         Section 4.08. Servicing Compensation. As compensation for the performance of its obligations under this Agreement and subject to the terms of this Section, the Master Servicer shall be entitled to receive on each Distribution Date the Servicing Fee. As servicing compensation in addition to the Servicing Fee, the Master Servicer shall be entitled to retain all late payment charges, extension fees and similar items paid in respect of the Contracts. The Master Servicer shall pay all expenses incurred by it in connection with its servicing activities hereunder, which expenses shall include all out-of-pocket expenses incurred in connection with the repossession of a Financed Vehicle and any Advanced Insurance Premium to the extent that any such amounts are not paid or otherwise reimbursed by the related Obligor, and shall not be entitled to reimbursement of such expenses except to the extent provided in this Section or in Section 4.03.

         Section 4.09. Reporting by the Master Servicer.

         (a) On each Master Servicer Report Date, the Master Servicer shall transmit to the Owner Trustee, the Indenture Trustee, each Rating Agency, the Swap Counterparty and the Insurer a statement, substantially in the form of Exhibit D (the "Distribution Date Statement"), setting forth with respect to the next succeeding Distribution Date:

                  (i) the Note Interest Distributable Amount for such Distribution Date;

                  (ii) the Note Principal Distributable Amount for such Distribution Date;

                  (iii)    the Net Collections for such Distribution Date;

                  (iv) the amount otherwise distributable to each Class of Noteholders that will be distributed to a different Class of Noteholders on such Distribution Date;

                  (v) the amount to be on deposit in the Spread Account on such Distribution Date, before and after giving effect to deposits thereto and withdrawals therefrom to be made in respect of such Distribution Date;

                  (vi)     the Servicing Fee with respect to the related Due
         Period;

                  (vii) the amount of any Note Interest Carryover Shortfall and Note Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                  (viii) the aggregate amount of Monthly P&I which was due on the Contracts during the related Due Period and was delinquent as of the end of the related Due Period (any such payment of Monthly P&I being presumed to be delinquent to the extent that it was not deposited in or credited to the Collection Account during such Due Period);

                  (ix) the amount set forth in clause (viii) above which is being advanced concurrently with such Distribution Date Statement by the Master Servicer pursuant to Section 5.04, the amount of any such Advance being deposited in or credited to the Collection Account on such Master Servicer Report Date;

                  (x) the aggregate amount of any Nonrecoverable Advances deducted by the Master Servicer from amounts otherwise required to be deposited by the Master Servicer in the Collection Account during the related Due Period;

                  (xi) the Aggregate Net Liquidation Losses for the related Due Period;

                  (xii) the Delinquency Percentage and the Net Charge-Off Percentage for the most recent Calculation Day;

                  (xiii) the amount of Contracts which have had their APR or principal amount modified pursuant to Section 4.01 and the percentage that amount constitutes of the Original Principal Balance on a cumulative basis; in addition the aggregate Principal Balance of Contracts so modified as a percentage of the Aggregate Principal Balance for the most recent Distribution Date;

                  (xiv) the Note Deficiency Claim Amount, if any, for such Distribution Date, separately setting forth the amount thereof payable in respect of each Class of Notes;

                  (xv) the Note Policy Claim Amount, if any, for such Distribution Date, separately setting forth the amount thereof payable in respect of each Class of Notes;

                  (xvi)    the Certificate Distributable Amount;

                  (xvii)   the Net Swap Receipts and Net Swap Payments, if any;

                  (xviii) the sum of the Principal Balances of Delinquents Contracts;

                  (xix) the sum of the Principal Balance of Contracts that became Defaulted Contracts during the related Due Period;

                  (xx)     the Class Balance of each Class of Notes;

                  (xxi) the Aggregate Principal Balance at the beginning and end of the related Due Period; and

                  (xxii) the amount otherwise distributable to the Certificateholders.

Each such Distribution Date Statement shall be accompanied by an Officers' Certificate of the Master Servicer stating that the computations reflected in such statement were made in conformity with the requirements of this Agreement.

         (b) On each Master Servicer Report Date, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer a report, in respect of the immediately preceding Due Period, setting forth the following:

                  (i) the aggregate amount, if any, paid by or due from it for the purchase of Contracts which the Seller or the Master Servicer has become obligated to purchase pursuant to Section 3.02 or 4.07, or the Seller has elected to purchase pursuant to Section 9.01;

                  (ii) the net amount of funds which have been deposited in or credited to the Collection Account in respect of such Due Period after giving effect to all permitted deductions therefrom pursuant to
         Section 5.02;

                  (iii) upon request of any of the Insurer, the Owner Trustee, the Indenture Trustee or a Rating Agency, with respect to each Contract that became a Liquidated Contract during such Due Period, the following information:

                           (A)      its Contract Number;

                           (B) the effective date as of which such Contract became a Liquidated Contract;

                           (C) its Monthly P&I and Principal Balance as of the immediately preceding Distribution Date (or as of the Cut-Off Date in the case of the first Distribution Date); and

                           (D) if less than 100% of the outstanding principal balance of and accrued and unpaid interest was recovered on such Liquidated Contract, the amount of the Net Liquidation Proceeds or Net Insurance Proceeds;

                  (iv) upon request of any of the Insurer, the Owner Trustee, the Indenture Trustee or a Rating Agency, the Contract Numbers, Monthly P&I, Principal Balances and Maturity Dates of all Contracts which became Defaulted Contracts during such Due Period;

                  (v) the amount of Net Liquidation Proceeds and Net Insurance Proceeds which have been deposited in or credited to the Collection Account in respect of the Due Period ending immediately prior to such Master Servicer Report Date and the cumulative amount of Net Liquidation Proceeds and Net Insurance Proceeds deposited in or credited to the Collection Account during the preceding Due Periods; and

                  (vi) any other information relating to the Contracts reasonably requested by the Owner Trustee, the Indenture Trustee, each Rating Agency or the Insurer.

         Section 4.10. Annual Statement as to Compliance. The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency, the Swap Counterparty and the Insurer, on or before 90 days after the end of each fiscal year of the Master Servicer, beginning with the fiscal year ended December 31, 2003, an Officers' Certificate of the Master Servicer stating that
(i) a review of the activities of the Master Servicer during the preceding fiscal year (or since the Closing Date in the case of the first such Officers' Certificate) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year and that no default under this Agreement has occurred and is continuing, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Certificateholder, Noteholder or Note Owner by a request in writing to the Owner Trustee addressed to the Owner Trustee Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

         Section 4.11. Annual Independent Certified Public Accountants' Report. On or before 90 days after the end of the first fiscal year of the Master Servicer which ends more than three months after the Closing Date and each fiscal year thereafter, the Master Servicer at its expense shall cause a firm of nationally-recognized independent certified public accountants (who may also render other services to the Master Servicer) to furnish a report to the Indenture Trustee, the Owner Trustee, each Rating Agency and the Insurer to the effect that (i) they have audited the balance sheet of the Master Servicer as of the last day of said fiscal year and the related statements of operations, retained earnings and cash flows for such fiscal year and have issued an opinion thereon, specifying the date thereof, (ii) they have also audited certain documents and the records relating to the servicing of the Contracts and the distributions on the Notes and the Certificates hereunder, (iii) their audit as described under clauses (i) and (ii) above was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances and (iv) their audits described under clauses (i) and (ii) above disclosed no exceptions which, in their opinion, were material, relating to the servicing of such Contracts in accordance with this Agreement and the making of distributions on the Notes and Certificates in accordance with this Agreement, or, if any such exceptions were disclosed thereby, setting forth such exceptions which, in their opinion, were material.

         Section 4.12. Access to Certain Documentation and Information Regarding Contracts. The Master Servicer shall provide to the Insurer, the Indenture Trustee and the Securityholders access to the Contract Files in such cases where the Certificateholders or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the designated offices of the Master Servicer and each related Subservicer, if any. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

         Section 4.13. Fidelity Bond. The Master Servicer shall maintain a fidelity bond in such form and amount as is customary for banks acting as custodian of funds and documents in respect of mortgage loans or consumer contracts on behalf of institutional investors.

         Section 4.14. Indemnification; Third Party Claims. Subject to Section 8.02, the Master Servicer agrees to indemnify and hold the Indenture Trustee, the Owner Trustee, the Swap Counterparty and the Securityholders harmless against any and all claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and any reasonable other costs, fees and expenses that the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders may sustain because of the failure of the Master Servicer to perform its duties and service the Contracts in compliance with the terms of this Agreement. The Master Servicer shall immediately notify the Indenture Trustee and the Owner Trustee if a claim is made by a third party with respect to the Contracts, assume, with the consent of the Indenture Trustee and the Owner Trustee, the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or Indenture Trustee, the Owner Trustee, the Swap Counterparty, the Noteholders or the Certificateholders.

         Section 4.15. Maintenance of the Interest Rate Swap Agreement. As long as the Class A-3B Notes are Outstanding, the Master Servicer shall cause the Trust to maintain in effect an interest rate swap agreement acceptable to the Insurer with respect to the Class A-3B Notes;

provided, that, the issuance of the Note Policy on the Closing Date shall conclusively evidence the Insurer's approval of the Interest Rate Swap Agreement.

                                  ARTICLE FIVE

          DISTRIBUTIONS; SPREAD ACCOUNT; STATEMENTS TO SECURITYHOLDERS

         Section 5.01. Establishment of Trust Accounts.

         (a) Prior to the Closing Date, the Master Servicer shall open, at a depository institution (which may be the Indenture Trustee or the Bank), the following accounts (the "Trust Accounts"):

                  (i) an account in the name of the Indenture Trustee (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

                  (ii) an account in the name of the Indenture Trustee (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Securityholders;

                  (iii) an account in the name of the Indenture Trustee (the "Note Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders; and

                  (iv) an account in the name of the Owner Trustee (the "Certificate Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

         The Trust Accounts shall be Eligible Accounts and relate solely to the Securities and to the Contracts and Eligible Investments. The Master Servicer shall give the Indenture Trustee, the Owner Trustee and the Insurer at least five Business Days' written notice of any change in the location of any Trust Account and any related account identification information. All monies deposited in or credited to, from time to time, the Trust Accounts shall be part of the Trust Estate and all monies deposited in or credited to, from time to time, the Collection Account, the Spread Account, the Certificate Distribution Account and the Note Distribution Account shall be invested by the Indenture Trustee in Eligible Investments pursuant to Section 5.01(b).

         (b) All funds in the Collection Account, the Spread Account, the Note Distribution Account and the Certificate Distribution Account shall be invested by the Indenture Trustee in Eligible Investments. Unless and until the RIC is no longer an Eligible Investment, all funds in such Trust Accounts, in each case that are available for investment in Eligible Investments, shall be invested in the RIC. If the RIC is no longer an Eligible Investment then, subject to the limitations set forth herein, the Master Servicer shall direct the Indenture Trustee in writing to invest funds in the foregoing Trust Accounts in Eligible Investments other than the RIC; provided that in the absence of such directions from the Master Servicer, the Insurer may so direct the Indenture Trustee. All such investments shall be in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. All income or other gain from investment of monies deposited in or credited to the Collection Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Collection Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Collection Account. All income or other gain from investment of monies deposited in or credited to the Spread Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Spread Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Spread Account. All income or other gain from investment of monies deposited in or credited to the Note Distribution Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Note Distribution Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Note Distribution Account. All income or other gain from investment of monies deposited in or credited to the Certificate Distribution Account (including without limitation the RIC Reinvestment Earnings) shall be deposited in or credited to the Certificate Distribution Account immediately upon receipt, and any loss resulting from such investment shall be charged to the Certificate Distribution Account. The maximum permissible maturities of any investments of funds in the Collection Account, the Spread Account, the Note Distribution Account and the Certificate Distribution Account on any date shall not be later than one Business Day immediately preceding the Distribution Date next succeeding the date of such investment; provided, however, that such funds may be invested by the Indenture Trustee in Eligible Investments (other than the RIC) that mature on the Business Day before the Distribution Date, or, in the case of Commercial Paper or Proprietary Funds, that mature on the Distribution Date for a period not to exceed one Business Day. No investment in Eligible Investments may be sold prior to its maturity and all investments in Proprietary Funds shall be for a period not to exceed one Business Day.

         (c)

                  (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts, other than the Certificate Distribution Account, and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts, other than the Certificate Distribution Account, shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as the case may be; provided however, that the Indenture Trustee shall invest funds in the Certificate Distribution Account pursuant to Section 5.01(b). The Certificate Distribution Account shall be in the name of the Owner Trustee for the benefit of the Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Master Servicer on its behalf) shall within ten Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Account and shall transfer any cash and/or any investments to such new Trust Account.

                  (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

                           (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Account shall be subject to the exclusive custody and continuous control of the Indenture Trustee within the meaning of Section 9-104(a) of the applicable UCC, and the Indenture Trustee shall have sole signature authority with respect thereto;

                           (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (i) of the definition of the term "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a Financial Intermediary acting solely for the Indenture Trustee;

                           (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (ii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                           (D) any Trust Account Property that is an "uncertificated security" under Article Eight of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (iii) of the definition of the term "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

                  (iii) The Master Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         Section 5.02. Collections; Realization Upon Note Policy; Net Deposits.

         (a) Subject to Sections 4.01, 5.02(d) and 5.03, the Master Servicer shall remit or credit all payments by the Obligors on the Contracts, all payments on behalf of Obligors on the Contracts and all Net Liquidation Proceeds and Net Insurance Proceeds to the Collection Account (within two Business Days as specified in Section 4.01); provided that the Master Servicer shall retain from collection of late payments and Net Liquidation Proceeds or Net Insurance Proceeds in respect of a Contract an amount equal to previously unreimbursed Advances in respect of such Contract made pursuant to Section 5.04.

         (b) Not later than 12:00 p.m., New York City time, on the fifth Business Day prior to each Distribution Date, based on the information set forth in the related Distribution Date Statement to the extent that there are insufficient funds to make the distributions required to be made to each Class of Notes as described in Sections 5.05 and 5.06, the Master Servicer shall deliver to the Indenture Trustee, with a copy to the Insurer, the Owner Trustee and the Fiscal Agent, if any, by hand delivery, telex or facsimile transmission, a written notice (a "Deficiency Notice") specifying the Note Deficiency Claim Amount, if any, for such Distribution Date, separately identifying the amount of the applicable Note Deficiency Claim Amount payable in respect of each Class of Notes. Such Deficiency Notice shall direct the Indenture Trustee to remit such Note Deficiency Claim Amount (to the extent of funds then on deposit in the Spread Account are insufficient) to the Indenture Trustee for deposit in the Note Distribution Account.

         (c) Not later than 12:00 p.m., New York City time, on the fourth Business Day prior to each Distribution Date, the Indenture Trustee shall make a claim under the Note Policy for any Note Policy Claim Amount for such Distribution Date by delivering to the Insurer and the Fiscal Agent, if any, with a copy to the Master Servicer, by hand delivery, telex or facsimile transmission, a claim for the related Note Policy Claim Amount, as the case may be. In making any such claim, the Owner Trustee or the Indenture Trustee shall comply with all the terms and conditions of the related Policy. The notice of such claim shall direct the Insurer to remit such Note Policy Claim Amount to the Owner Trustee or the Indenture Trustee for deposit in the Note Distribution Account.

         (d) So long as the Master Servicer is WFS, the Master Servicer shall have the right, on a basis not more frequently than once per month (although deposits shall be made into the Collection Account within two Business Days pursuant to Section 4.01), to deduct from amounts received that are otherwise required to be deposited in or credited to the Collection Account and, to the extent such amounts are insufficient, to require that the Indenture Trustee withdraw and deliver to it from the Collection Account, amounts due to be paid hereunder to the Master Servicer or to the Seller after giving effect to application of the payment priorities specified in this Article for the month (or other applicable period), and to pay such amounts to itself as Master Servicer or to the Seller, as the case may be. Notwithstanding the foregoing, the Master Servicer shall maintain the records and accounts for such deposits and credits on a gross basis.

         (e) With respect to each Due Period and the related Distribution Date, Net Swap Receipts, if any, will be deposited into the Collection Account on the Business Day immediately preceding that Distribution Date.

         Section 5.03. Application of Collections. On or prior to each Calculation Day, all collections for the related month shall be applied by the Master Servicer as follows: with respect to each Contract (including a Defaulted Contract), payments by or on behalf of an Obligor shall be applied in the following order: (a) unpaid amounts due on the Contract in the prior month; (b) interest due on the Contract; (c) interest due on any Advanced Insurance Premium; (d) principal due on the Contract; (e) principal due on any Advanced Insurance Premium; (f) extension fees, if any; (g) late payment fees, if any; and (h) administrative charges, if any. Any excess shall be applied to prepay the principal balance of the Contract.

         Section 5.04. Advances and Nonrecoverable Advances; Repurchase Amounts.

         (a) If, as of the end of any Due Period, one or more payments of Monthly P&I due under any Contract (other than a Liquidated Contract) Outstanding at the end of such Due Period shall not have been received by the Master Servicer and deposited in or credited to the Collection Account pursuant to Section 5.02(a), the Master Servicer shall make, concurrently with the furnishing of the related Distribution Date Statement to the Indenture Trustee and the Owner Trustee, the Advance for such Due Period by depositing in or crediting to the Collection

Account with respect to each Contract 30 days of interest on the Principal Balance of such Contract at a rate equal to the sum of (i) the Class A-4 Rate and (ii) the Servicing Fee Percent for each month that the related Monthly P&I is delinquent at the end of such Due Period. The Master Servicer shall account for such deposit or credit in accordance with Section 4.01. The foregoing notwithstanding, the Master Servicer shall not make an Advance in respect of a Contract if the Master Servicer shall have determined that any such Advance, if made, would constitute a Nonrecoverable Advance. Any such determination shall be evidenced by an Officers' Certificate furnished to the Indenture Trustee, the Owner Trustee and the Insurer setting forth the basis for such determination.

         (b) If the Master Servicer determines that it has made a Nonrecoverable Advance or Advances, the Master Servicer shall reimburse itself, without interest, from unrelated installments of Monthly P&I or Prepayment proceeds to the extent it shall, concurrently with the withholding of any such installment or proceeds from deposit in or credit to the Collection Account as required by Section 5.02, furnish to the Indenture Trustee, the Owner Trustee and the Insurer a certificate of a Servicing Officer setting forth the basis for the Master Servicer's determination, the amount of, and Contract with respect to which, such Nonrecoverable Advance was made and the installment or installments or other proceeds respecting which reimbursement has been taken; provided, however, that the Master Servicer must provide such certificate within three months of such Nonrecoverable Advance or Advances.

         (c) The Master Servicer or the Seller, as the case may be, shall remit or credit to the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts on the Master Servicer Report Date next succeeding the last day of the related cure period specified in Section 3.02 or 4.07, as the case may be. In addition, the Master Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Repurchase Amount with respect to Repurchased Contracts.

         (d) The Master Servicer and the Seller shall deposit or caused to be deposited into the Collection Account the Aggregate Repurchase Amount of Contracts purchased pursuant to Section 9.01(a).

         Section 5.05. Distributions.

         (a) On each Distribution Date, unless otherwise noted, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Distribution Date Statement delivered on the related Master Servicer Report Date pursuant to Section 4.09) to make the following deposits and distributions for receipt by the Master Servicer or deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Net Collections for such Distribution Date, in the following amounts and order of priority (or, if the Notes have been accelerated upon an Event of Default, in the amounts and priority set forth in Section 2.07(e) of the Indenture):

                  (i) to the Master Servicer, the Servicing Fee, including any unpaid Servicing Fees with respect to one or more prior Due Periods;

                  (ii) to the Swap Counterparty, any unpaid Net Swap Payments, including any unpaid Net Swap Payments with respect to one or more Due Periods, which amount will be paid to the Swap Counterparty on the Business Day immediately preceding that Distribution Date;

                  (iii) to the Indenture Trustee, any accrued and unpaid fees and expenses payable to the Indenture Trustee, and to the Owner Trustee, any accrued and unpaid fees and expenses payable to the Owner Trustee, in each case to the extent such fees and expenses have not been previously paid by the Master Servicer;

                  (iv) to the Note Distribution Account, the Note Interest Distributable Amount for each Class of Notes, for payment of interest on each Class of Notes, pro rata, in proportion to their respective Outstanding Amounts;

                  (v) to the Note Distribution Account, the Note Principal Distributable Amount, (which amount includes, if such Distribution Date is a Final Scheduled Distribution Date, the remaining Outstanding Amount of the related Class of Notes), for payment on principal on the Notes, first to the Holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes has been reduced to zero, second to the Holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes has been reduced to zero, third to the Holders of the Class A-3A Notes and the Class A-3B Notes, pro rata, in proportion to their respective Outstanding Amounts, until the Outstanding Amount of each of the Class A-3A Notes and the Class A-3B Notes has been reduced to zero; and fourth to the Holders of the Class A-4 Notes until the Outstanding Amount of the Class A-4 Notes has been reduced to zero;

                  (vi) from Net Collections to the Swap Counterparty, any Swap Termination Payment not paid to it pursuant to clause (ii) above, which amount will be paid to the Swap Counterparty on the Business Day immediately preceding that Distribution Date; and

                  (vii)    to the Insurer, any Unreimbursed Insurer Amounts.

         (b) On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee (based on the information contained in the Distribution Date Statement delivered on the related Master Servicer Report Date pursuant to
Section 4.09), to distribute any excess amounts remaining from Net Collections after making the distributions described in Section 5.05(a) to the Spread Account. On each Distribution Date, the Master Servicer shall instruct the Indenture Trustee to distribute the Excess Spread Amount pursuant to Section 5.06(b).

         (c) To the extent that on any Distribution Date the amount on deposit in the Note Distribution Account (after giving effect to any deposits thereto on such Distribution Date) is less than the Note Distributable Amount, Noteholders shall be entitled to receive distributions in respect of such deficiency first, from amounts on deposit in the Spread Account pursuant to a Deficiency Notice; and second, if such amounts are still insufficient, from a claim made under the Note Policy for the Note Policy Claim Amount pursuant to
Section 5.02(c).

         Section 5.06. Spread Account.

         (a) On or prior to the Closing Date, WFSRC2 shall deposit the Spread Account Initial Amount into the Spread Account. The Spread Account will be held for the benefit of the Securityholders and the Insurer in order to effectuate the subordination of the rights of the Securityholders to the extent described above.

         (b) On each Calculation Day and Distribution Date, the Master Servicer shall instruct the Indenture Trustee to distribute the Excess Spread Amount, (i) first, to the Insurer, to the extent of any Unreimbursed Insurer Amounts, (ii) second, to WFSRC2 until WFSRC2 has received full payment of the Spread Account Initial Deposit and (iii) third, on a Calculation Day that is not a Distribution Date, all remaining funds to the Certificateholders in accordance with their Certificate Percentage Interests and in the case of a Distribution Date, to the Certificate Distribution Account for distribution to Certificateholders in accordance with Section 5.02 of the Trust Agreement. Upon any such distribution to the Insurer, neither the Seller nor the Securityholders will have further rights in, or claims to, such amounts.

         (c) Amounts held in the Spread Account shall be invested in the manner specified in Section 5.01(b), and such investments shall be made in accordance with written instructions from the Master Servicer; provided that, if the Indenture Trustee does not receive any such written instructions prior to any date on which an investment decision must be made, the Indenture Trustee shall invest such amounts held in the Spread Account in Eligible Investments consisting of commercial paper given the highest rating by each Rating Agency at the time of such investment. All such investments shall be made in the name of the Indenture Trustee or its nominee and such investments shall not be sold or disposed of prior to their maturity.

         (d) Upon termination of the Issuer pursuant to Section 9.01, any amounts on deposit in the Spread Account, after payments of amounts due to the Securityholders and the Insurer (if there exists any Unreimbursed Insurer Amounts), will be distributed first, to WFSRC2 until WFSRC2 has received full repayment of the Spread Account Initial Deposit and second, to the Certificate Distribution Account for distribution to Certificateholders in accordance with the Section 5.02 of the Trust Agreement.

         Section 5.07. Statements to Securityholders.

         (a) On each Distribution Date, (i) the Indenture Trustee shall include with each distribution to each Noteholder of record as of the related Record Date and (ii) the Owner Trustee shall include with each distribution to each Certificateholder of record as of the related Record Date a statement, prepared by the Master Servicer, based on the information in the Distribution Date Statement furnished pursuant to Section 4.09, setting forth for such Distribution Date the following information as of the related Record Date or such Distribution Date, as the case may be:

                  (i) the amount of such distribution allocable to principal (stated separately for each Class of Notes);

                  (ii) the amount of such distribution allocable to interest (stated separately for each Class of Notes);

                  (iii) the Aggregate Principal Balance as of the close of business on the last day of such Due Period;

                  (iv) the amount of the Servicing Fee paid to the Master Servicer with respect to the related Due Period;

                  (v) the amount of any Note Interest Carryover Shortfall and Note Principal Carryover Shortfall on such Distribution Date and the change in such amounts from those with respect to the immediately preceding Distribution Date;

                  (vi) the Note Pool Factor for each Class of Notes as of such Distribution Date, after giving effect to payments allocated to principal reported under clause (i) above;

                  (vii)    the Certificate Distributable Amount; and

                  (viii) the amount on deposit in the Spread Account on such Distribution Date, after giving effect to distributions made on such Distribution Date, and the change in such balance from the immediately preceding Distribution Date.

Each amount set forth pursuant to clauses (i), (ii), (iv) and (v) above shall be expressed in the aggregate and as a dollar amount per $1,000.00 original principal amount of a Note.

         (b) Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Indenture Trustee shall mail to each Person who at any time during such calendar year shall have been a Holder of a Note a statement or statements, prepared by the Master Servicer, which in the aggregate contain the sum of the amounts set forth in clauses (i), (ii), (iv) and (v) above for such calendar year or, in the event such Person shall have been a Holder of a Note during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns. In addition, the Master Servicer shall furnish to the Indenture Trustee for distribution to such Person at such time any other information necessary under applicable law for the preparation of such income tax returns.

         Section 5.08. Calculation of the Class A-3B Rate. With respect to the Class A-3B Notes, on each LIBOR Determination Date, the Indenture Trustee shall determine the LIBOR Rate for the Interest Period commencing on such Distribution Date and inform the Master Servicer (at the facsimile number given to the Indenture Trustee in writing) of such rates. If necessary to calculate the LIBOR Rate, the Indenture Trustee will, in a timely manner, request the principal London office of each Reference Bank to provide a quotation of its rates. On or prior to each LIBOR Determination Date, the Indenture Trustee shall determine the Interest Rate for the Class A-3B Notes for the related Distribution Date.

                                  ARTICLE SIX

                                   THE SELLER

         Section 6.01. Corporate Existence. During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Seller and its Affiliates will be conducted on an arm's-length basis.

         Section 6.02. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by such Seller under this Agreement.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Master Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of such Seller's willful misfeasance, bad faith or negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability, in the case of (i) the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to such Seller, without interest.

         Section 6.03. Merger or Consolidation of, or Assumption of the Obligations of, the Seller; Certain Limitations.

         (a) The Seller shall not consolidate with nor merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which such Seller has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of the Seller as an entirety, can lawfully perform the obligations of the Seller hereunder and executes and delivers to the Insurer, the Owner Trustee and the Indenture Trustee an agreement in form and substance reasonably satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Seller under this Agreement. The Seller shall provide notice of any merger, consolidation or succession pursuant to this Section to each Rating Agency and will deliver to the Insurer, the Owner Trustee and the Indenture Trustee a letter from each Rating Agency to the effect that such merger, consolidation or succession will not result in a qualification, downgrading or withdrawal of its then-current ratings of each Class of Notes. The Seller, Westcorp and WFS each shall maintain separate corporate offices.

         (b)

                  (i) Subject to clause (b)(ii) below, the purpose of the Seller shall be to engage in any lawful activity for which a corporation may be organized under the Nevada Revised Statutes.

                  (ii) Notwithstanding clause (b)(i) above, the actual business activities of the Seller shall be limited to those activities incident to and necessary or convenient to accomplish the following purposes: (A) to acquire, own, hold, sell, transfer, assign, pledge, finance, refinance and otherwise deal with, retail installment sales contracts and installment loans secured by automobiles and light duty trucks (the "Vehicle Receivables"); (B) to authorize, issue, sell and deliver one or more series of obligations, consisting of one or more classes of notes, certificates or other securities (the "Offered Securities") that are collateralized by or evidence an interest in Vehicle Receivables and are rated in an investment grade category by at least one nationally recognized statistical rating agency; and (C) to negotiate, authorize, execute, deliver and assume the obligations of any agreement relating to the activities set forth in clauses (A) and
         (B) above, including any sale and servicing agreement, indenture, reimbursement agreement, credit support agreement, receivables purchase agreement or underwriting agreement or similar agreements or to engage in any lawful activity which is incidental to the activities contemplated by any such agreement. So long as any outstanding debt of the Seller or Offered Securities are rated by any nationally recognized statistical rating organization, the Seller shall not issue notes or otherwise incur debt unless (1) the Seller has made a written request to the related nationally recognized statistical rating organization to issue notes or incur borrowings which notes or borrowings are rated by the related nationally recognized statistical rating organization the same as or higher than the rating afforded such debt or securities or (2) such notes or borrowings (a) are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or Offered Securities) or are nonrecourse against any assets of the Seller other than the assets pledged to secure such notes or borrowings, (b) do not constitute a claim against the Seller in the event such assets are insufficient to pay such notes or borrowings and (c) where such notes or borrowings are secured by the rated debt or Offered Securities, are fully subordinated (and which shall provide for payment only after payment in respect of all outstanding rated debt or Offered Securities) to such rated debt or Offered Securities.

         (c) Notwithstanding any other provision of this Section and any provision of law, the Seller shall not do any of the following:

                  (i) engage in any business or activity other than as set forth in clause (b) above;

                  (ii) without the affirmative vote of a majority of the members of the board of directors of the Seller (which must include the affirmative vote of at least two duly appointed Independent directors)
         (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Seller to consent to the institution of bankruptcy or insolvency proceedings against the Seller so long as it is solvent; or

                  (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity (except for the acquisition of Vehicle Receivables and the sale of Vehicle Receivables to one or more trusts in accordance with the terms of clause (b)(ii) above, which shall not be otherwise restricted by
         Section 6.03(c)).

         Section 6.04. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller and any director or officer or employee or agent of the Seller shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of the Owner Trustee's or the Indenture Trustee's willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         Section 6.05. Seller Not to Resign. Subject to the provisions of
Section 6.03, the Seller shall not resign from the obligations and duties hereby imposed on it as Seller hereunder.

         Section 6.06. Seller May Own Securities. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not such Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Securities so owned by or pledged to the Seller or an Affiliate thereof shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

                                 ARTICLE SEVEN

                        THE MASTER SERVICER AND WESTCORP

         Section 7.01. Liability of Master Servicer and Westcorp; Indemnities. Subject to Section 8.02, the Master Servicer and Westcorp shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer and Westcorp under this Agreement. Such obligations shall include the following:

                  (a) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Insurer from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer, any Subservicer or any of their respective Affiliates of a Financed Vehicle.

                  (b) Westcorp shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Insurer from and against any taxes that may at any time be asserted against the Owner Trustee, the Indenture Trustee or the Issuer with respect to the transactions contemplated herein, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, or asserted with respect to ownership of the Contracts, or federal or other income taxes arising out of distributions on the Securities) and costs and expenses in defending against the same.

                  (c) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Insurer and the Securityholders from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

                  (d) Westcorp shall indemnify, defend and hold harmless the Owner Trustee, the Indenture Trustee and the Insurer from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein or the Trust Agreement contained, except to the extent that such cost, expense, loss, claim, damage or liability (i) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee, as the case may be; (ii) relates to any tax other than the taxes with respect to which any of the Seller, Westcorp or Master Servicer shall be required to indemnify the Owner Trustee and the Indenture Trustee; (iii) shall arise from the Owner Trustee's or the Indenture Trustee's breach of any of their respective representations or warranties set forth herein, in the Trust Agreement or in the Indenture; or (iv) shall be one as to which the Seller is required to indemnify the Owner Trustee or the Indenture Trustee, as the case may be.

                  (e) Westcorp shall pay the Owner Trustee compensation, reimbursement or other payments owed to it by the Seller pursuant to Sections 8.01 and 8.02 of the Trust Agreement if the Seller fails to remit such compensation, reimbursement or payment in a timely manner.

         Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement of the Trust Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

         Section 7.02. Corporate Existence; Status as Westcorp and Master Servicer; Merger. Each of Westcorp and the Master Servicer shall not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its assets as an entirety to any Person unless the corporation formed by such consolidation or into which Westcorp or the Master Servicer, as applicable, has merged or the Person which acquires by conveyance, transfer or lease substantially all the assets of Westcorp or the Master Servicer, as applicable, as an entirety can lawfully perform the obligations of Westcorp or the Master Servicer, as applicable, hereunder and executes and delivers to the Indenture Trustee and the Owner Trustee an agreement in form and substance reasonably satisfactory to the Indenture Trustee, the Owner Trustee and the Insurer, which contains an assumption by such successor entity of the due and punctual performance or observance of each covenant and condition to be performed or observed by Westcorp or the Master Servicer, as applicable, under this Agreement. Notice shall be sent to each Rating Agency by Westcorp or the Master Servicer, as applicable, of any consolidation, merger or succession pursuant to this Section.

         Section 7.03. Performance of Obligations.

         (a) Each of Westcorp and the Master Servicer shall punctually perform and observe all of its obligations and agreements contained in this Agreement.

         (b) Neither Westcorp nor the Master Servicer shall take any action, or permit any action to be taken by others, which would excuse any Person from any of its covenants or obligations under any of the Contract Documents or under any other instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Contract Documents or any such instrument, except as expressly provided herein and therein.

         Section 7.04. Not to Resign; Assignment.

         (a) Each of Westcorp and the Master Servicer shall not resign from the duties and obligations hereby imposed on it except upon determination by its board of directors that by reason of change in applicable legal requirements the continued performance by Westcorp or the Master Servicer, respectively, of its duties hereunder would cause it to be in violation of such legal requirements in a manner which would result in a material adverse effect on Westcorp or the Master Servicer, respectively, or its financial condition, said determination to be evidenced by a resolution of its board of directors to such effect accompanied by an Opinion of Counsel, satisfactory to the Owner Trustee and the Indenture Trustee, to such effect. No such resignation of the Master Servicer shall become effective unless and until (i) a new servicer acceptable to the Owner Trustee, the Indenture Trustee and the Insurer is willing to service the Contracts and enters into a servicing agreement with the Issuer and the Insurer in form and substance substantially similar to this Agreement and satisfactory to the Owner Trustee, the Indenture Trustee and the Insurer and
(ii) the Rating Agency Condition has been satisfied. No such resignation shall affect the obligation of the Master Servicer to repurchase Contracts pursuant to
Section 4.07. No such resignation of Westcorp as indemnifier shall become effective unless and until the Rating Agency Condition has been satisfied.

         (b) Except as specifically permitted in this Agreement, neither Westcorp nor the Master Servicer, as applicable, may assign this Agreement or any of its rights, powers, duties or obligations hereunder; provided that each of Westcorp and the Master Servicer may assign this Agreement in connection with a consolidation, merger, conveyance, transfer or lease made in compliance with
Section 7.02.

         (c) Except as provided in Sections 7.04(a) and (b), the duties and obligations of each of Westcorp and the Master Servicer under this Agreement shall continue until this Agreement shall have been terminated as provided in
Section 9.01 or the Issuer shall have been terminated as provided by the terms of the Trust Agreement, and shall survive the exercise by the Owner Trustee, the Indenture Trustee or the Insurer of any right or remedy under this Agreement, or the enforcement by the Owner Trustee, the Indenture Trustee, any Certificateholder or Noteholder, or the Insurer of any provision of the Notes, the Certificates, the Insurance Agreement or this Agreement.

         (d) The resignation of either Westcorp or the Master Servicer in accordance with this Section shall not affect the rights of the Seller hereunder. If the Master Servicer resigns pursuant to this Section, its appointment as custodian can be terminated pursuant to Section 3.07.

         Section 7.05. Limitation on Liability of Master Servicer, Westcorp and Others.

         (a) Neither Westcorp nor the Master Servicer, as applicable, nor any of the directors, officers, employees or agents of Westcorp or the Master Servicer, as applicable, shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect Westcorp or the Master Servicer, as applicable, or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. Each of Westcorp and the Master Servicer and any director, officer, employee or agent of Westcorp or the Master Servicer, as applicable, may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

         (b) Each of Westcorp and the Master Servicer, as applicable, and any director or officer or employee or agent of Westcorp or the Master Servicer, as applicable, shall be reimbursed by the Owner Trustee or the Indenture Trustee, as the case may be, for any contractual damages, liability or expense incurred by reason of such Trustee's willful misfeasance, bad faith or negligence (except errors in judgment) in the performance of such Trustee's duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

         Except as provided in this Agreement, neither Westcorp nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to Westcorp's duties hereunder or the Master Servicer's duties to service the Contracts in accordance with this Agreement, and that in Westcorp's or the Master Servicer's, as applicable, opinion may involve it in any expense or liability; provided, however, that each of Westcorp and the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Securityholders under the Basic Documents.

                                 ARTICLE EIGHT

                                     DEFAULT

         Section 8.01. Servicer Default. If any one of the following events (a "Servicer Default") shall occur and be continuing:

                  (a)      a claim being made under the Note Policy;

                  (b) any failure by the Master Servicer or the Issuer, to deposit or credit, or to deliver to the Indenture Trustee for deposit, in any of the Trust Accounts any amount required hereunder to be as deposited, credited or delivered or to direct the Indenture Trustee to make any required distributions therefrom, that shall continue unremedied for a period of three Business Days after written notice of such failure is received from the Owner Trustee, the Indenture Trustee or the Insurer or after discovery of such failure by an officer of the Master Servicer;

                  (c) any failure by the Master Servicer to deliver to the Insurer, the Indenture Trustee or the Owner Trustee a report in accordance with Section 4.09 or Section 4.10 by the fourth Business Day prior to the Distribution Date with respect to which such report is due, or the Master Servicer shall have defaulted in the due observance of any provision of Section 7.02 (other than failure to enter into an assumption agreement under Section 7.02, which is a Servicer Default only if such failure continues for ten Business Days);

                  (d) failure on the part of the Seller, the Issuer or the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer or the Seller set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of the Insurer, the Owner Trustee, the Indenture Trustee, the Certificateholders or Noteholders and (ii) continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer or the Seller (as the case may be) by the Insurer, the Owner Trustee or the Indenture Trustee or (B) to the Master Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, voting together as a single Class, or, if the Notes have been paid in full, by Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest, or so long as no default under the Note Policy has occurred and is continuing and no insolvency of the Insurer has occurred, by the Insurer;

                  (e) the occurrence of an Insolvency Event with respect to the Seller, the Issuer or the Master Servicer; or

                  (f) any representation, warranty or statement of the Master Servicer, the Issuer or the Seller made in this Agreement or any certificate, report or other writing delivered by the Master Servicer prepared based on information provided by the Master Servicer pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made (excluding, however, any representation or warranty to which Section 3.01 or 4.06 shall be applicable so long as the Master Servicer or the Seller shall be in compliance with Section 3.02 or 4.07, as the case may be), and the incorrectness of such representation, warranty or statement has a material adverse effect on the Noteholders or the Certificateholders and, within 30 days after written notice thereof shall have been given to the Master Servicer or the Seller by the Indenture Trustee or the Owner Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, voting together as a single Class, or Certificateholders evidencing not less than 25% of the aggregate Certificate Percentage Interest or, so long as no default has occurred under the Note Policy and is continuing and no Insurer Insolvency has occurred, by the Insurer, the circumstance or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

then, and in each and every case, so long as such Servicer Default shall not have been remedied and subject to the limitations set forth in Section 6.07 of the Insurance Agreement, either the Indenture Trustee, the Insurer, the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class (or, if the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, by the Owner Trustee or by Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest), by notice then given in writing to the Master Servicer (and to the Insurer, the Indenture Trustee and the Owner Trustee if given by the Noteholders or the Certificateholders) may terminate all the rights and obligations of the Master Servicer under this Agreement. Upon such termination, termination of the Master Servicer as custodian can be made pursuant to Section 3.07. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates, the Contracts or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Contracts and related documents, or otherwise. The Master Servicer shall cooperate with the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Indenture Trustee for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to any Contract.

         Section 8.02. Indenture Trustee to Act; Appointment of Successor. Upon the Master Servicer's receipt of notice of termination pursuant to Section 8.01 or resignation pursuant to Section 7.04, the Indenture Trustee shall be the successor to the Master Servicer in its capacity as servicer under this Agreement, and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement, except that the Indenture Trustee shall not be obligated to purchase Contracts pursuant to Section 4.07 unless the obligation to repurchase arose after the date of the notice of termination given to the Master Servicer pursuant to Section 8.01 or be subject to any obligation of the Master Servicer to indemnify or hold harmless any Person as set forth in this Agreement arising from the acts or omissions of the previous Master Servicer. As compensation therefor, the Indenture Trustee shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Master Servicer would have been entitled to under this Agreement if no such notice of termination shall have been given. If, however, a bankruptcy trustee or similar official has been appointed for the Master Servicer, and no Servicer Default other than such appointment has occurred, such trustee or official may have the power to prevent the Indenture Trustee, Insurer or the Noteholders from effecting a transfer of servicing. Notwithstanding the above, in the event of a termination of the Master Servicer pursuant to Section 8.01, the Indenture Trustee may, if it shall be unwilling to act, or shall, if it shall be legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established financial institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of motor vehicle retail installment sales contracts, as the successor to the Master Servicer under this Agreement. Pending appointment of any such successor Master Servicer, the Indenture Trustee shall act in such capacity as provided above. In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on Contracts it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer under this Agreement without the consent of the Insurer. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 8.03. Repayment of Advances. If the identity of the Master Servicer shall change, the predecessor Master Servicer shall be entitled to receive reimbursement for outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Master Servicer.

         Section 8.04. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article, the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, and the Indenture Trustee shall give prompt written notice thereof to Noteholders at their respective addresses appearing in the Note Register and to each Rating Agency.

         Section 8.05. Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class, or, if all the Notes have been paid in full and the Indenture has been discharged in accordance with its terms, Certificateholders evidencing not less than a majority of the aggregate Certificate Percentage Interest (in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Securityholders, with the consent of the Insurer, waive in writing any default by the Master Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement or in respect of a covenant or provisions hereof which cannot be modified without the consent of each Securityholder. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

         Section 8.06. Insurer Direction of Insolvency Proceedings. Upon receipt of actual knowledge thereof by a Responsible Officer, the Indenture Trustee shall promptly notify the Insurer of (i) the commencement of any of the events or proceedings (individually, an "Insolvency Proceeding") described in the definition of the term "Insolvency Event" or any such event or proceeding applicable to an Obligor under a Contract and (ii) the making of any claim in connection with any Insolvency Proceeding seeking the avoidance as a preferential transfer (a "Preference Claim") of any payment of principal of, or interest on, a Contract or any Notes or Certificates. Each Noteholder and Note Owner, by its purchase of Notes or a beneficial interest therein, each Certificateholder, by its purchase of Certificates or a beneficial interest therein, the Owner Trustee and the Indenture Trustee hereby agree that, so long as neither a default under the Note Policy nor an Insurer Insolvency has occurred and is continuing, the Insurer may at any time during the continuation of an Insolvency Proceeding direct all matters relating to such Insolvency Proceeding, including, without limitation, (i) all matters relating to any Preference Claim, (ii) the direction of any appeal of any order relating to any Preference Claim and (iii) the posting of any surety, supersedes or performance bond pending any such appeal. The Insurer shall be subrogated to the rights of the Indenture Trustee, the Owner Trustee and each Securityholder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such Insolvency Proceeding. In addition, for so long as the Insurer guarantees amounts owing under the RIC and has not defaulted in the making of any payment required to be made by it pursuant to such guaranty, the Insurer shall have the right to initiate and control a proceeding against the obligor under the RIC but only to the extent such proceeding relates to the amounts so guaranteed and no settlement of any other proceeding or claim that would adversely affect the Insurer's rights to recover such amounts shall be effected without the prior written consent of the Insurer.

                                  ARTICLE NINE

                                   TERMINATION

         Section 9.01. Optional Purchase of All Contracts.

         (a) On any Distribution Date following the last day of a Due Period as of which the Aggregate Principal Balance is less than or equal to $165,000,000, the Seller shall have the option to purchase the remaining Contracts from the Issuer. Notice of the exercise of such option shall be given by the Seller to the Owner Trustee, the Indenture Trustee and the Insurer not later than the 25th day of the month immediately preceding the month of the related Distribution Date. To exercise such option, the Seller shall pay to the Indenture Trustee for the benefit of the Securityholders, by deposit in the Collection Account on the Business Day immediately preceding the related Distribution Date, the Aggregate Repurchase Amount, and shall succeed to all interests in and to the Issuer. Such purchase shall be deemed to have occurred on the last day of such Due Period. In addition, if the Master Servicer or the Seller has outstanding senior debt and such debt is not rated "investment grade" by Moody's at the time of exercising the option pursuant to this Section, then the Master Servicer or such Seller shall deliver to the Owner Trustee, the Indenture Trustee and Moody's, an Opinion of Counsel to the effect that such optional purchase is not a fraudulent conveyance.

         (b) Upon any sale of the assets of the Issuer pursuant to Section 5.02(b) or Section 5.04 of the Indenture, the Master Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Master Servicer shall instruct the Indenture Trustee to distribute funds on deposit in the Collection account (including such Insolvency Proceeds) and any funds on deposit in the Spread Account in accordance with Section 5.06(a) of the Indenture.

         (c) As described in Article Nine of the Trust Agreement, notice of any termination of the Issuer shall be given by the Master Servicer to the Owner Trustee, the Insurer, the Swap Counterparty and the Indenture Trustee as soon as practicable after the Master Servicer has received notice thereof.

         (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.

         (e) On a Distribution Date on which an optional purchase pursuant to Section 9.01(a) of all remaining Contracts of the Issuer occur, the Master Servicer shall instruct the Indenture Trustee to make the following distributions of the Aggregate Repurchase Amount and any Net Collections on deposit in the Collection Account in the following priorities:

                  (i) to the Master Servicer, any accrued and unpaid Servicing Fees with respect to one or more prior Due Periods;

                  (ii) to the Swap Counterparty, any accrued and unpaid Net Swap Payments with respect to one or more prior Due Periods;

                  (iii) to the Owner Trustee and Indenture Trustee, any accrued and unpaid fees and expenses;

                  (iv) to the Note Distribution Account, the Redemption Price for full payment of outstanding principal and accrued interest on the Notes;

                  (v) to the Swap Counterparty, any Swap Termination Payment owed to it by the Trust and not paid to it pursuant to clause
         (ii) above;

                  (vi) to the Insurer, to the extent of any Unreimbursed Insurer Amounts;

                  (vii) to WFSRC2 until WFSRC2 has received full repayment of the Spread Account Initial Deposit; and

                  (viii) to the Certificate Distribution Account, for distribution to Certificateholders in accordance with Section 5.02 of the Trust Agreement as determined by the Master Servicer.

         Section 9.02. Transfer to the Insurer. If (i) there is one or more Outstanding Contracts at the end of the Due Period ending immediately prior to the Class A-4 Final Scheduled Distribution Date and (ii) an amount sufficient to pay the Note Distributable Amount on the Class A-4 Final Scheduled Distribution Date has been deposited with the Indenture Trustee by the Insurer for the benefit of the Class A-4 Noteholders then on the Class A-4 Final Scheduled Distribution Date the Class A-4 Notes shall be deemed to be transferred by the Class A-4 Noteholders, respectively, to the Insurer or its designee as purchaser thereof at the opening of business on the Class A-4 Final Scheduled Distribution Date and the Owner Trustee, on behalf of the Trust, shall execute, and the Indenture Trustee shall authenticate and deliver to the Insurer or its designee, in the name of the Insurer or its designee, as the case may be, a new Class A-4 Note evidencing the entire respective Class Balance. Such new Class A-4 Note shall have the same terms as the Class A-4 Notes deemed transferred by the Class A-4 Noteholders. No service charge shall be made for the issuance of such Class A-4 Note to the Insurer or its designee, but the Owner Trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith. Such transfer shall not diminish or restrict the Insurer's rights hereunder or under the Insurance Agreement.

                                  ARTICLE TEN

                                  MISCELLANEOUS

         Section 10.01. Amendment.

         (a) This Agreement may be amended by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, collectively, without the consent of any Securityholders, (i) to cure any ambiguity, to correct or supplement any provisions in this Agreement which are inconsistent with the provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement, (ii) to add or provide any credit enhancement for any Class of Notes and (iii) to change any provision applicable for determining the Specified Spread Account Balance or the manner in which the Spread Account is funded (in each case with the approval of the Insurer); provided, however, that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Securityholder and provided, further, that in connection with any amendment pursuant to clause (ii) and (iii) above, the Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Insurer a letter from Standard & Poor's to the effect that such amendment will not cause its then-current rating on any Class of Notes to be qualified, reduced or withdrawn, without giving any consideration to the effect of the guaranty under the Note Policy of payments owing to Noteholders, and the Master Servicer shall provide Moody's notice of such amendment; and provided, further, that this Agreement may not be amended to alter the rights or obligations of the Indenture Trustee without the prior consent of the Indenture Trustee.

         (b) This Agreement may also be amended from time to time by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, with the consent of the Holders of Notes holding not less than 66 2/3% of the Outstanding Amount of the Notes and the consent of Certificateholders evidencing not less than 66 2/3% of the Certificate Percentage Interest, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of (i)(A) collections of payments on the Contracts or distributions that shall be required to be made on any Note or Certificate or any Interest Rate,
(B) except as otherwise provided in Section 10.01(a), the Specified Spread Account Balance, or the manner in which the Spread Account is funded or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Insurer, the Swap Counterparty and the Holders of all Notes and Certificates of the relevant Class then outstanding.

         (c) Prior to the execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, as prepared by the Seller, the Master Servicer and the Owner Trustee on behalf of the Issuer, at the expense of the such party, together with a copy thereof, to each Rating Agency and the Insurer.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall furnish the written notification of the substance of the amendment or consent described in Section 10.01(c) above, at the expense of the Seller, the Master Servicer or the Owner Trustee on behalf of the Issuer, as the case may be, to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to Section 10.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee or the Indenture Trustee may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         Section 10.02. Protection of Title to Trust.

         (a) The Master Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the perfection and priority of the interest of the Issuer, the Securityholders, the Indenture Trustee, the Owner Trustee and the Insurer in the Contracts and in the proceeds thereof. The Master Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither WFS, the Seller nor the Master Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with Section 10.02(a) seriously misleading within the meaning of Section 9-507 of the UCC, unless it shall have given the Insurer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) WFS, the Seller and the Master Servicer shall give the Insurer, the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of the principal executive office of WFS or the Seller and the Master Servicer or the Subservicers (in the case of notice provided by the Master Servicer) or the reincorporation of any of them in a different jurisdiction if, as a result of such relocation or reincorporation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Master Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

         (d) The Master Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of such Contract.

         (e) The Master Servicer shall maintain or cause to be maintained its computer systems and those of Subservicers so that, from and after the time of sale under this Agreement of the Contracts, the Master Servicer's and Subservicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Master Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Liquidated Contract.

         (f) If at any time the Seller, the Master Servicer or a Subservicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in automotive retail installment sales contracts to any prospective purchaser, lender or other transferee, the Master Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Master Servicer shall permit the Owner Trustee, the Indenture Trustee and the Insurer and its agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Master Servicer's records regarding any Contract.

         (h) Upon request, the Master Servicer shall furnish to the Owner Trustee, the Indenture Trustee and the Insurer, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the Schedule of Contracts and to each of the Distribution Date Statements furnished before such request indicating removal of Contracts from the Issuer.

         (i) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, each Rating Agency and the Insurer:

                  (i) promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel stating that, in the opinion of such counsel, the Indenture Trustee holds a perfected security interest in the Contracts, that the Issuer holds title to the Contracts subject to the security interest of the Indenture Trustee and the lien of the Insurer pursuant to the Insurance Agreement, and that the Insurer holds a lien on the Contracts under the Insurance Agreement, subject to applicable subordination; and

                  (ii) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-Off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the

         Owner Trustee and the Indenture Trustee in the Contracts, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         Section 10.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of California and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee and the Indenture Trustee shall be governed by the laws of the State of New York.

         Section 10.04. Notices. All demands, notices and communications under this Agreement shall be in writing personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt in the case of:

         (a)      if to the Seller, to:

                  WFS Receivables Corporation 2
                  444 East Warm Springs Road #116
                  Las Vegas, Nevada 89119
                  Attention: Keith Ford

         (b)      if to the Master Servicer, to:

                  WFS Financial Inc
                  23 Pasteur
                  Irvine, California 92618
                  Attention: Legal Department

         (c)      if to Westcorp, to:

                  Westcorp
                  23 Pasteur
                  Irvine, California 92618
                  Attention: Legal Department

         (d)      if to the Issuer or Owner Trustee, to:

                  WFS Financial 2003-3 Owner Trust
                  Chase Manhattan Bank USA, National Association
                  c/o JP Morgan Chase
                  500 Stanton Christiana Rd., OPS4 /3rd Floor
                  Newark, Delaware 19713
                  Attention: Institutional Trust Services

         (e)      if to the Indenture Trustee, to:

                  Deutsche Bank Trust Company Americas
                  60 Wall Street, 26th Floor, MS NYC60-2606
                  New York, New York 10017
                  Attention: Corporate Trust & Agency Services - Structured Finance Services

         (f)      if to the Insurer, to:

                  Financial Security Assurance Inc.
                  350 Park Avenue
                  New York, New York 10022
                  Attention: Transaction Oversight Department, with a copy to the Senior Vice President - Transaction Oversight

         (g)      if to Moody's, to:

                  Moody's Investors Service, Inc.
                  ABS Monitoring Department
                  99 Church Street
                  New York, New York 10007

         (h)      if to Standard & Poor's, to:

                  Standard & Poor's
                  55 Water Street
                  New York, New York 10041
                  Attention of Asset Backed Surveillance Department

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above. Any notice required or permitted to be to be mailed to a Securityholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register or the Certificate Register, as the case may be. Any notice so mailed within the time prescribed herein shall be conclusively presumed to have been duly given, whether or not such Securityholder shall receive such notice.

         Section 10.05. Severability of Provisions. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         Section 10.06. Assignment. Notwithstanding anything to the contrary contained herein, as provided in Sections 6.03, 7.02 and 8.04, this Agreement may not be assigned by the Seller or the Master Servicer without the prior written consent of Holders of Notes of each Class evidencing not less than 66 2/3% of the Outstanding Amount of Notes of such Class and Certificateholders evidencing not less than 66 2/3% of the aggregate Certificate Percentage Interest.

         Section 10.07. Third Party Beneficiaries. Except as otherwise specifically provided herein, the parties hereto hereby manifest their intent that no third party other than the Insurer and the Swap Counterparty shall be deemed a third party beneficiary of this Agreement, and specifically that the Obligors are not third party beneficiaries of this Agreement.

         Section 10.08. Insurer Default or Insolvency. If a default under the Note Policy has occurred and is continuing or an Insurer Insolvency has occurred, any provision giving the Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement, shall be inoperative during the period of such default or the period from and after such Insurer Insolvency and such consent or approval shall be deemed to have been given for the purpose of such provisions.

         Section 10.09. Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         Section 10.10. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 10.11. Assignment by Issuer. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Contracts and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

         Section 10.12. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

         Section 10.13. Effect of Policy Expiration Date. Notwithstanding anything to the contrary set forth herein, all references to any right of the Insurer to direct, appoint, consent to, accept, approve of, take or omit to take any action under this Sale and Servicing Agreement or any other Basic Document shall be inapplicable at all times after the Policy Expiration Date, and (i) if such reference provides for another party or parties to take or omit to take any such action following an Insurer Default, such party or parties shall be entitled to take or omit to take such action following the Policy Expiration Date and (ii) if such reference does not provide for another party or parties to take or omit to take any such action following an Insurer Default, then the Indenture Trustee acting at the written direction of Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, voting together as a single Class, with the consent of Certificateholders holding not less than a majority of the Certificate Percentage Interest shall have the right to take or omit to take any such action following the Policy Expiration Date. In addition, any other provision of this Sale and Servicing Agreement or any other Basic Document which is operative based in whole or in part on whether an Insurer Default has or has not occurred shall, at all times on or after the Policy Expiration Date, be deemed to refer to whether or not the Policy Expiration Date has occurred.

         Section 10.14. Limitation on Recourse Against WFSRC2. Notwithstanding anything to the contrary contained in this Agreement, the obligations of WFSRC2 under the Basic Documents are solely the corporate obligations of WFSRC2, and shall be payable by WFSRC2, solely as provided by the Basic Documents. WFSRC2 shall only be required to pay (i) any fees, expenses, indemnities or other liabilities that it may incur under the Basic Documents from funds available pursuant to, and in accordance with, the payment priorities set forth in this Agreement and (ii) to the extent WFSRC2 has additional funds available (other than funds described in the preceding clause (i)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of WFSRC2 incurred in accordance with WFSRC2's certificate of incorporation and all financing documents to which WFSRC2 is a party. The agreement set forth in the preceding sentence shall constitute a subordination agreement for purposes of
Section 510(a) of the Bankruptcy Code. In addition, no amount owing by WFSRC2 hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it.

         Section 10.15. Replacement Interest Rate Swap Agreement. In accordance with Section 3.13 of the Insurance Agreement, the Issuer at the direction of the Collateral Agent shall enter into a Replacement Interest Rate Swap Agreement with a replacement swap provider(s) in form and substance satisfactory to the Insurer. Any payment by a replacement swap provider(s) to enter into a Replacement Interest Rate Swap Agreement shall be applied first to pay all Net Swap Payments payable to the Swap Counterparty until such payment obligations are satisfied.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                               WFS FINANCIAL 2003-3 OWNER TRUST

                               By:  CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely as
                                    Owner Trustee on behalf of the Trust

                               By:  ____________________________________________
                                    Name:
                                    Title:

                               WFS RECEIVABLES CORPORATION 2,
                                   as Seller

                               By:  ____________________________________________
                                               John L. Coluccio
                                                  President

                               WFS FINANCIAL INC,
                                   as Master Servicer

                               By:  ____________________________________________
                                                 Sue Tyner
                                        Vice President and Assistant Controller

                               WESTCORP,
                                   as Indemnifier

                               By:  ____________________________________________
                                                  Lee Whatcott
                                     Executive Vice President, Chief Financial
                                         Officer and Chief Operating Officer

                                                    Sale and Servicing Agreement

Acknowledged and accepted as of the day
and year first above written:

DEUTSCHE BANK TRUST COMPANY
AMERICAS, not in its individual capacity but solely as Indenture Trustee

By: _________________________________________
     Name:
     Title:


                                                    Sale and Servicing Agreement

                                                                      SCHEDULE A

                              SCHEDULE OF CONTRACTS

      [Omitted--Schedule of Contracts on file at the offices of the Seller, the Master Servicer, the Owner Trustee and the Indenture Trustee.]

                                                                      SCHEDULE B

                           LOCATION OF CONTRACT FILES

WFS Financial Inc                                 WFS Financial Inc
23 Pasteur                                        6061 N. State Highway 161
Irvine, CA 92618                                  Irving, TX 75038
714-727-1000                                      972-870-8060

                                                                      SCHEDULE C

                       NET CHARGE-OFF PERCENTAGE TRIGGERS

                                                Net Charge-Off Percentage
        Calculation Day                                  Trigger
        ---------------                         --------------------------
August 2003                                              0.00%
September 2003 - November 2003                           0.34%
December 2003 - February 2004                            1.03%
March 2004 - May 2004                                    1.72%
June 2004 - August 2004                                  2.32%
September 2004 - November 2004                           2.87%
December 2004 - February 2005                            3.35%
March 2005 - May 2005                                    3.77%
June 2005 - August 2005                                  4.12%
September 2005 - November 2005                           4.39%
December 2005 - February 2006                            4.61%
March 2006 - May 2006                                    4.77%
June 2006 - August 2006                                  4.90%
September 2006 - November 2006                           5.00%
December 2006 - February 2007                            5.07%
March 2007 - May 2007                                    5.11%
June 2007 - August 2007                                  5.15%
September 2007 - November 2007                           5.18%
December 2007 - February 2008                            5.21%
March 2008 - August 2010                                 5.22%
September 2010 - November 2010                           5.24%
December 2010 - February 2011                            5.24%
March 2011 - May 2011                                    5.25%

                                                                       EXHIBIT A

                           FORM OF INSURANCE AGREEMENT

                                                                       EXHIBIT B

                               FORM OF NOTE POLICY

                                                                       EXHIBIT C

                                   FORM OF RIC

                                                                       EXHIBIT D

                       FORM OF DISTRIBUTION DATE STATEMENT

                                      B-1